Supplemental Financial Information

For the three and twelve months ended
December 31, 2012

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone: (630) 218-8000
Facsimile: (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
NEWS RELEASE

Inland Real Estate Corporation Contacts:
Dawn Benchelt, Investor Relations Director	Joel Cunningham, Media Relations
(630) 218-7364	(630) 586-4897
benchelt@inlandrealestate.com	joel.cunningham@inlandrealestate.com

Inland Real Estate Corporation Announces Fourth Quarter and Year 2012 Results
- Reports 7.3 Percent Increase in FFO Adjusted to $0.88 Per Weighted Average Common Share -

OAK BROOK, IL (February 21, 2013) - Inland Real Estate Corporation (NYSE: IRC), a publicly-traded real estate investment trust that owns and operates high quality, necessity and value based retail centers in select markets in the Midwest, today announced financial and operational results for the three and twelve months ended December 31, 2012.

Fourth Quarter and Full Year 2012 Highlights

•
Reported Funds from Operations (FFO) per common share of $0.27 and FFO adjusted for non-cash items net of taxes, per common share of $0.24 for the fourth quarter of 2012, representing increases of 28.6 percent and 9.1 percent, respectively, over the fourth quarter of 2011.

•	Reported FFO per share of $0.96 and FFO adjusted per share of $0.88 for full year 2012, representing increases of 43.3 percent and 7.3 percent, respectively, over the prior year.

•	Consolidated same store net operating income (NOI) for the full year 2012 rose by 3.2 percent over the prior year.

•
Total portfolio leased occupancy was 94.0 percent and financial occupancy was 91.6 percent at December 31, 2012, representing increases of 80 basis points and 70 basis points, respectively, over year end 2011.

•
Executed 105 leases for 561,051 square feet within the total portfolio in the fourth quarter of 2012, an increase in square feet leased of 17.2 percent over the year ago quarter. For 2012, executed 393 leases for 1.7 million square feet of retail space.

•
For the fourth quarter 2012, average base rent for new and renewal leases signed in the total portfolio increased by 11 percent and 2.7 percent, respectively, over expiring average rents for the quarter. For 2012, average base rent increased by 16.5 percent for new leases and 6.8 percent for renewal leases, over expiring rents.

•
Company acquired Valparaiso Walk, a 137,500-square-foot, fully leased power center in northwestern Indiana for $21.9 million, and sold three non-core consolidated assets for a total sales price of more than $12 million during the quarter.

“The year 2012 was a strong one for our Company, marked by record leasing, solid same store growth, increased occupancy and an enhanced balance sheet,” said Mark Zalatoris, Inland Real Estate Corporation's president and chief executive officer. "During the fourth quarter, we executed the largest number of leases since the first quarter of 2011, and importantly, our average base rent for new leases increased by 11 percent. We continued to benefit from our joint venture relationships which allow us to leverage institutional capital to pursue attractive acquisitions and generate recurring fee income. Finally, we made significant steps to improve our capital position and increase liquidity with a recast credit facility and strategic dispositions, recycling capital out of slower growth assets and into high-quality retail centers such as Valparaiso Walk.”

Financial Results for the Quarter
For the quarter ended December 31, 2012, FFO attributable to common stockholders was $24.0 million, compared to $19.1 million for the fourth quarter of 2011. On a per share basis, FFO was $0.27 (basic and diluted) for the fourth quarter of 2012, compared to $0.21 for the fourth quarter of 2011.

For the fourth quarter of 2012, FFO adjusted for non-cash items, was $21.4 million, compared to $19.2 million in the prior year quarter. On a per share basis, FFO adjusted for those items was $0.24 (basic and diluted) for the quarter, compared to $0.22 for the fourth quarter of 2011. The variance between FFO and FFO adjusted was due to a $2.7 million tax benefit related to the change in control of a non-operating property that was recorded during the quarter.

For the quarter, FFO adjusted increased primarily due to higher non-operating income and equity in earnings from unconsolidated joint ventures, as well as lower interest expense.

Net income attributable to common stockholders for the fourth quarter of 2012 was $8.2 million, compared to net income of $0.9 million for the fourth quarter of 2011. On a per common share basis, net income attributable to common stockholders was $0.09 (basic and diluted), compared to net income of $0.01 for the prior year quarter. Net income for the quarter increased primarily due to the same items that impacted FFO adjusted. In addition, net income increased as a result of higher net gains from sales of operating properties and the tax benefit recognized on the change in control transaction.

Financial Results for the Twelve Months Ended December 31, 2012
For the twelve months ended December 31, 2012, FFO attributable to common stockholders was $85.3 million, compared to $59.6 million for the same period in 2011. On a per share basis, FFO for the twelve-month period was $0.96 (basic and diluted), compared to $0.67 for the twelve months ended December 31, 2011.

FFO adjusted for non-cash items was $78.2 million for the twelve months ended December 31, 2012, compared to FFO adjusted of $72.2 million for the prior year period. On a per share basis, FFO adjusted was $0.88 (basic and diluted), compared to $0.82 for the same period of 2011.

For the year, FFO adjusted increased primarily due to lower interest expense, increased consolidated same store NOI, and higher non-operating income. In addition, FFO adjusted increased due to the impact in 2011 of non-cash asset impairment charges on non-operating properties.

Net income attributable to common stockholders for the twelve months ended December 31, 2012, was $9.8 million, compared to a net loss of $8.1 million for the same period in 2011. On a per share basis, net income attributable to common stockholders was $0.11 (basic and diluted), compared to a net loss of $0.09 for the twelve months ended December 31, 2011. Net income for the twelve-month period increased as a result of the same items that impacted FFO adjusted. Net income also increased due to higher net gains from sales of operating properties, non-cash tax related adjustments, and the impact in 2011 of the change in control of Orchard Crossing.

Reconciliations of FFO and FFO adjusted to net income (loss) attributable to common stockholders, calculated in accordance with U.S. GAAP, as well as FFO and FFO adjusted per share to net income (loss) attributable to common stockholders per share, are provided at the end of this news release.

Portfolio Performance
Consolidated same store NOI was $23.1 million for the quarter and $91.2 million for the twelve months ended December 31, 2012, representing a decrease of 0.9 percent and an increase of 3.2 percent, respectively, compared to the prior year periods. The decline in same store NOI for the fourth quarter 2012 was due to lower real estate tax expenses recorded in the fourth quarter of 2011. The gain in consolidated same store NOI for the year 2012 was due to increased rental income from new leases and the end of any associated rent abatement periods.

Same store financial occupancy for the consolidated portfolio was 89.4 percent as of December 31, 2012, unchanged from year end 2011.

The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three and twelve-month periods during each year. A total of 94 of the Company's investment properties within the consolidated portfolio satisfied this criterion during these periods and are referred to as "same store" properties. Same store NOI is a supplemental non-GAAP measure used to monitor the performance of the Company's investment properties.

A reconciliation of consolidated same store NOI to net income (loss) attributable to common stockholders, calculated in accordance with U.S. GAAP, is provided at the end of this news release.

Leasing
For the quarter ended December 31, 2012, the Company executed 105 leases within the total portfolio aggregating 561,051 square feet of gross leasable area (GLA), an increase of 17.2 percent over the year ago quarter. Total leases executed included:

•	Sixty-four renewal leases comprising 374,197 square feet of GLA, with an average rental rate of $14.35 per square foot, representing an increase of 2.7 percent over the average expiring rent;

•	Nineteen new leases comprising 104,900 square feet of GLA, with an average rental rate of $12.84 per square foot, representing an increase of 11 percent over the expiring rent.

•
Twenty-two non-comparable leases, comprising 81,954 square feet of GLA, with an average rental rate of $14.42 per square foot. The company defines non-comparable leases as leases signed for expansion square footage or for space in which there was no former tenant in place for a period of twelve months or more.

On a blended basis, the 83 new and renewal leases signed during the quarter had an average rental rate of $14.02 per square foot, representing an increase of 4.3 percent over the average expiring rent. The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Leased occupancy for the total portfolio was 94 percent as of December 31, 2012, representing increases of 90 basis points and 80 basis points, respectively, over the prior quarter and the fourth quarter of 2011. Financial occupancy for the total portfolio was
91.6 percent as of December 31, 2012, representing gains of 100 basis points and 70 basis points, respectively, over the prior quarter and the year ago quarter. The gains in total portfolio financial occupancy were due to new tenants exiting abatement periods and beginning to pay rent. Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of the lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, and excludes tenants in abatement periods.

EBITDA, Balance Sheet, Liquidity and Market Value
The Company reported earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted for non-cash items, of
$35.8 million for the quarter, compared to $32.4 million for the fourth quarter of 2011. For the twelve months ended
December 31, 2012, adjusted EBITDA was $134.6 million, compared to $121.8 million for the prior year period. Definitions and reconciliations of EBITDA and adjusted EBITDA to net income (loss) attributable to Inland Real Estate Corporation are provided at the end of this news release.

EBITDA coverage of interest expense, adjusted, was 3.1 times for the quarter ended December 31, 2012, compared to 2.8 times for the fourth quarter of 2011. The Company has provided EBITDA and related non-GAAP coverage ratios because it believes EBITDA and the related ratios provide useful supplemental measures in evaluating the Company's operating performance since expenses that may not be indicative of operating performance are excluded.

On November 16, 2012, the Company entered into a sales agency agreement with BMO Capital Markets, Jefferies & Company, Inc., and KeyBanc Capital Markets Inc. The agreement provides that the Company may offer and sell shares of its common stock, having an aggregate offering price of up to $150 million, from time to time through BMO, Jefferies and/or KeyBanc acting as sales agents. Offers and sales of the shares may be made via private placements or by any other method deemed to be an “at the market” (ATM) offering as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or to or through a market maker. The Company intends to use proceeds from the sales, if any, for general corporate purposes, which may include acquisitions through wholly owned subsidiaries or joint venture entities, repayment of secured mortgage debt or amounts outstanding on its credit facilities, or repurchase of its convertible senior notes.

As of December 31, 2012, the Company had an equity market capitalization (common shares) of $748.9 million, outstanding preferred stock of $110.0 million (at face value), and total debt outstanding of $982.5 million (including the pro-rata share of debt in unconsolidated joint ventures and full face value of outstanding 5.0% convertible senior notes, due 2029) for a total market capitalization of approximately $1.8 billion. The Company's debt-to-total market capitalization was 53.4 percent as of December 31, 2012, an improvement of 250 basis points from year end 2011. Approximately 63 percent of total debt bears interest at fixed rates. As of December 31, 2012, the weighted average interest rate on the fixed rate debt was 5.2 percent and the overall weighted average interest rate, including variable rate debt, was 4.16 percent.

Acquisitions and Dispositions
As previously announced, in December, the Company acquired Valparaiso Walk, a 137,500-square-foot shopping center located in northwestern Indiana and within the Chicago Metropolitan Statistical Area (MSA), for $21.9 million. The 100-percent-leased power center draws from a regional population base of over 100,000 consumers and is anchored by Bed Bath and Beyond, Marshalls, Michaels and Best Buy, and shadow-anchored by Aldi and Menards. Valparaiso Walk meets the Company's acquisition criteria in that it is a Class A asset located in a target market, enjoys a prime location within a major trade area supported by strong demographics, and is anchored by best-in-class national retailers. Proceeds from the sale of assets described below, as well as the sale of the Westgate shopping center to the PGGM joint venture, provided the funds used to acquire the center.

In October, the Company purchased 4.2 acres of vacant land in Lincolnshire, Illinois and executed a lease with The Fresh Market for a reverse build-to-suit that is expected to be completed during 2013. The Company expects to invest a total of $3.1 million, including the cost of the land, to complete the project utilizing proceeds from the sale of consolidated assets.

During the quarter, the Company executed on its plan to continue to enhance the quality of its portfolio by selling properties management believes have limited growth potential and reinvesting the sales proceeds into higher quality retail centers. To that end, the Company sold three consolidated properties: Hartford Plaza, a 43,762-square-foot shopping center in Naperville, Illinois, for $4.5 million; Butera Market, a 67,632-square-foot shopping center also in Naperville, for $5.7 million, and; a vacant property formerly leased to Cub Foods, a subsidiary of Supervalu, for $1.8 million in Indianapolis, Indiana. The Company negotiated an early lease termination for the dark Cub Foods store in 2011 to reduce its exposure to Supervalu and facilitate a sale of the property. For properties sold during the quarter, the Company recorded a total gain of $3.0 million on the two Naperville properties and an impairment of $0.2 million on the Indianapolis property.

Joint Venture Activity
As previously announced, during the quarter the Company and PGGM entered into an amendment to their joint venture agreement to increase the size of the fund at full investment from approximately $500 million to a potential maximum of $900 million in total investment. The fund will continue to focus on the acquisition of shopping centers in select Midwestern markets. The amendment increases the Company's maximum total contribution from approximately $160 million to $280 million, and PGGM's maximum total equity contribution from approximately $130 million to $230 million. In December, the Company sold to its venture with PGGM, the Westgate shopping center in Fairview Park, Ohio. The Company acquired the property in March of 2012 with the intention of selling the property to the venture before year end. Subsequent to the amendment and the sale, the Company's remaining maximum equity commitment is approximately $107 million and PGGM's remaining maximum equity commitment is approximately $89 million. The Company believes the primary benefits of the PGGM joint venture include utilizing its partner's equity to grow assets under management, and achieving a higher yield on investment for assets acquired by the venture as a result of the fee income it receives from PGGM for leasing and managing the properties.

During the quarter, the Company invested equity in the venture with IPCC to acquire the following free-standing retail assets for an aggregate purchase price of $43.6 million: two properties leased to Family Dollar and located in Cisco, Texas and Lorain, Ohio; one property leased to BJ's Wholesale Club in Gainesville, Virginia; one property leased to Dick's Sporting Goods in Cranberry Township, Pennsylvania; and six properties leased to Dollar General in Wisconsin markets. The Company has established an acquisitions target of $100 million in asset value per year for the venture with IPCC. The purchases completed during the quarter fulfill the Company's acquisitions target for 2012, and pre-fund approximately 28 percent of the acquisitions goal for 2013. The Company's ownership in the properties acquired by the venture is reduced to zero as interests in the assets are completely sold to investors. The Company believes the benefits of the IRC-IPCC joint venture include the potential to reinvest equity allocated to the venture multiple times per year, which provides an attractive return on invested capital. In addition, the recurring fee income earned for managing the properties within the venture provides a stable revenue stream that is complementary to the Company's core business.

Total fee income from unconsolidated joint ventures was $2.2 million for the quarter and $5.8 million for the full year 2012. Fee income from unconsolidated joint ventures for the quarter increased 23.3 percent over the prior year period, primarily due to higher management and transaction fee income from the joint ventures with PGGM and IPCC. For the full year 2012, fee income from unconsolidated joint ventures decreased 4.5 percent due to lower transaction fee income related to the timing of sales of interests in properties through the IRC-IPCC venture. The decrease was partially offset by increased management fees from additional assets under management through the joint ventures with PGGM and IPCC.

Distributions
In November and December of 2012, and January and February of 2013, the Company paid a monthly cash dividend to Preferred Stockholders of $0.169271 per share on the outstanding shares of its 8.125% Series A Cumulative Redeemable Preferred Stock. In addition, the Company has declared a cash dividend of $0.169271 per share on the outstanding shares of its Preferred Stock, payable on March 15, 2013, to Preferred Stockholders of record as of March 1, 2013.

In November and December of 2012, and January and February of 2013, the Company paid monthly cash distributions to Common Stockholders of $0.0475 per common share. The Company also declared a cash distribution of $0.0475 per common share, payable on March 18, 2013, to common stockholders of record as of February 28, 2013.

Guidance
For fiscal year 2013, the Company expects FFO per common share (basic and diluted) to range from $0.88 to $0.92 and does not include any assumptions for impairments or other non-cash adjustments in 2013. This compares to adjusted FFO per weighted average common share of $0.88 reported for 2012. The Company's guidance incorporates assumptions for an increase in consolidated same store NOI to range from 1 percent to 2 percent, and consolidated same store financial occupancy at year-end 2013 to range from 89 percent to 90 percent.

Conference Call/Webcast
Management will host a conference call to discuss the Company's financial and operational results for fourth quarter and year 2012 on Thursday, February 21, 2013, at 1:00 p.m. CT (2:00 p.m. ET). Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer; Brett Brown, Chief Financial Officer; and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-888-317-6016 for callers within the United States, 1-855-669-9657 for callers dialing from Canada, or
1-412-317-6016 for other international callers. A live webcast also will be available on the Company's website at www.inlandrealestate.com. The conference call will be recorded and available for replay one hour after the end of the live event through 8:00 a.m. CT (9:00 a.m. ET) on March 8, 2013. Interested parties can access the replay of the conference call by dialing
1-877-344-7529 or 1-412-317-0088 for international callers, and entering the conference number 10023678. An online playback of the webcast will be archived for approximately one year within the investor relations section of the Company's website.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that owns and operates open-air neighborhood, community, power and lifestyle retail centers and single-tenant properties located primarily in the Midwestern United States. As of December 31, 2012, the Company owned interests in 157 investment properties, including 44 owned through its unconsolidated joint ventures, with aggregate leasable space of approximately 15 million square feet. Additional information on Inland Real Estate Corporation, including a copy of the Company's supplemental financial information for the three and twelve months ended December 31, 2012, is available at www.inlandrealestate.com.

Certain statements in this news release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future. Forward-looking statements can often be identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A"Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the "SEC") on February 27, 2012 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
December 31, 2012 and 2011
(In thousands except per share data)

	December 31, 2012	December 31, 2011
Assets:
Investment properties:
Land	$313,261	314,384
Construction in progress	20,837	1,669
Building and improvements	957,794	950,421
	1,291,892	1,266,474
Less accumulated depreciation	329,997	323,839
Net investment properties	961,895	942,635
Cash and cash equivalents	18,505	7,751
Investment in securities	8,711	12,075
Accounts receivable, net	25,076	29,582
Mortgages receivable	12,955	515
Investment in and advances to unconsolidated joint ventures	129,196	101,670
Acquired lease intangibles, net	41,692	31,948
Deferred costs, net	19,436	18,760
Other assets	25,939	14,970
Total assets	$1,243,405	1,159,906
Liabilities:
Accounts payable and accrued expenses	$36,918	33,165
Acquired below market lease intangibles, net	12,976	11,147
Distributions payable	4,606	4,397
Mortgages payable	412,361	391,202
Unsecured credit facilities	305,000	280,000
Convertible notes	28,327	27,863
Other liabilities	33,014	21,719
Total liabilities	833,202	769,493
Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 Shares authorized; 4,400 and 2,000 8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding at December 31, 2012 and 2011, respectively.	110,000	50,000
Common stock, $0.01 par value, 500,000 Shares authorized; 89,366 and 88,992 Shares issued and outstanding at December 31, 2012 and 2011, respectively	894	890
Additional paid-in capital (net of offering costs of $70,238 and $67,753 at December 31, 2012 and 2011, respectively)	784,139	783,211
Accumulated distributions in excess of net income	(476,185)	(435,201)
Accumulated comprehensive loss	(9,269)	(7,400)
Total stockholders’ equity	409,579	391,500
Noncontrolling interest	624	(1,087)
Total equity	410,203	390,413
Total liabilities and equity	$1,243,405	1,159,906

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets (continued)
December 31, 2012 and 2011
(In thousands except per share data)

The following table presents certain assets and liabilities of consolidated variable interest entities (VIEs), which are included in the Consolidated Balance Sheet above as of December 31, 2012. There were no consolidated VIE assets and liabilities as of December 31, 2011. The assets in the table below include only those assets that can be used to settle obligations of consolidated VIEs. The liabilities in the table below include third-party liabilities of consolidated VIEs only, and exclude intercompany balances that are eliminated in consolidation.

December 31, 2012
Assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs:
Investment properties:
Land	$15,577
Building and improvements	40,390
55,967
Less accumulated depreciation	144
Net investment properties	55,823
Acquired lease intangibles, net	8,089
Other assets	500
Total assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs	$64,412

Liabilities of consolidated VIE’s for which creditors or beneficial interest holders do not have recourse to the general credit of the Company:

Accounts payable and accrued expenses	$82
Acquired below market lease intangibles, net	806
Mortgages payable	33,085
Other liabilities	750
Total liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company	$34,723

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three and twelve months ended December 31, 2012 and 2011 (unaudited)
(In thousands except per share data)

	Three months ended December 31, 2012	Three months ended December 31, 2011	Twelve months ended December 31, 2012	Twelve months ended December 31, 2011
Revenues
Rental income	$28,539	28,135	114,657	116,909
Tenant recoveries	8,934	6,084	37,021	38,965
Other property income	533	539	2,409	1,940
Fee income from unconsolidated joint ventures	2,203	1,787	5,757	6,027
Total revenues	40,209	36,545	159,844	163,841
Expenses:
Property operating expenses	5,029	5,118	22,615	27,339
Real estate tax expense	7,031	3,356	29,272	27,969
Depreciation and amortization	12,479	11,889	55,036	49,477
Provision for asset impairment	—	—	—	5,223
General and administrative expenses	4,284	3,846	17,552	14,656
Total expenses	28,823	24,209	124,475	124,664
Operating income	11,386	12,336	35,369	39,177
Other income	779	257	3,633	2,438
Loss on sale of investment properties	—	—	(23)	—
Gain (loss) from change in control of investment properties	64	—	1,108	(1,400)
Gain on sale of joint venture interest	591	453	766	1,366
Interest expense	(8,487)	(9,133)	(35,680)	(41,579)
Income before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	4,333	3,913	5,173	2
Income tax benefit (expense) of taxable REIT subsidiaries	1,999	(522)	6,346	632
Equity in earnings (loss) of unconsolidated joint ventures	1,244	196	2,875	(8,124)
Income (loss) from continuing operations	7,576	3,587	14,394	(7,490)
Income (loss) from discontinued operations	2,895	(1,716)	3,298	436
Net income (loss)	10,471	1,871	17,692	(7,054)
Less: Net (income) loss attributable to the noncontrolling interest	(36)	(19)	67	(130)
Net income (loss) attributable to Inland Real Estate Corporation	10,435	1,852	17,759	(7,184)
Dividends on preferred shares	(2,247)	(948)	(7,910)	(948)
Net income (loss) attributable to common stockholders	$8,188	904	9,849	(8,132)
Basic and diluted earnings attributable to common shares per weighted average common share:
Income (loss) from continuing operations	$0.06	0.03	0.07	(0.09)
Income (loss) from discontinued operations	0.03	(0.02)	0.04	—
Net income (loss) attributable to common stockholders per weighted average common share — basic and diluted	$0.09	0.01	0.11	(0.09)
Weighted average number of common shares outstanding — basic	89,105	88,838	89,006	88,530
Weighted average number of common shares outstanding — diluted	89,316	88,954	89,161	88,530
Comprehensive income:
Net income (loss) attributable to common stockholders	$8,188	904	9,849	(8,132)
Unrealized gain (loss) on investment securities	(90)	779	804	(1,053)
Reversal of unrealized gain to realized gain on investment securities	(6)	—	(1,038)	(1,191)
Unrealized gain (loss) on derivative instruments	234	(328)	(1,635)	(6,304)
Comprehensive income (loss)	$8,326	1,355	7,980	(16,680)

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT. FFO provides a supplemental measure to compare our performance and operations to other REITs. Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest. In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate. We have adopted the NAREIT definition for computing FFO. We adjust FFO for the impact of non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations. Management uses the calculation of FFO and FFO adjusted for several reasons. FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance. Additionally, we use FFO and FFO adjusted to compare our performance to that of other REITs in our peer group. The calculation of FFO may, however, vary from entity to entity because capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO. Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs. FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance. The following table reflects our FFO and FFO adjusted for the periods presented, reconciled to net income (loss) attributable to common stockholders for these periods.

	Three months ended December 31, 2012	Three months ended December 31, 2011	Twelve months ended December 31, 2012	Twelve months ended December 31, 2011
Net income (loss) attributable to common stockholders	$8,188	904	9,849	(8,132)
Gain on sale of investment properties	(3,142)	(955)	(3,864)	(1,510)
Gain (loss) from change in control of investment properties	(64)	—	(1,108)	1,400
Impairment of depreciable operating property	243	2,841	722	2,841
Equity in depreciation and amortization of unconsolidated joint ventures	6,243	4,260	24,266	14,653
Amortization on in-place lease intangibles	1,851	1,293	8,777	6,540
Amortization on leasing commissions	389	372	1,747	1,423
Depreciation, net of noncontrolling interest	10,252	10,399	44,935	42,415
Funds From Operations attributable to common stockholders	$23,960	19,114	85,324	59,630

Impairment loss, net of taxes:
Provision for asset impairment	—	—	—	5,223
Provision for asset impairment included in equity in earnings (loss) of unconsolidated joint ventures	—	—	—	7,824
Other non-cash adjustments	52	98	348	940
Provision for income taxes:
Income tax adjustments	(2,657)	—	(7,468)	(1,368)
Funds From Operations attributable to common stockholders, adjusted	$21,355	19,212	78,204	72,249
Net income (loss) attributable to common stockholders per weighted average common share - basic and diluted	$0.09	0.01	0.11	(0.09)
Funds From Operations attributable to common stockholders, per weighted average commons share - basic and diluted	$0.27	0.21	0.96	0.67
Funds From Operations attributable to common stockholders, adjusted, per weighted average commons share - basic and diluted	$0.24	0.22	0.88	0.82
Weighted average number of common shares outstanding, basic	89,105	88,838	89,006	88,530
Weighted average number of common shares outstanding, diluted	89,316	88,954	89,161	88,633

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. We adjust EBITDA for the impact of non-cash impairment charges in comparable periods, in order to present the performance of our core portfolio operations.

	Three months ended December 31, 2012	Three months ended December 31, 2011	Twelve months ended December 31, 2012		Twelve months ended December 31, 2011
Net income (loss) attributable to Inland Real Estate Corporation	$10,435	1,852	17,759		(7,184)
Gain on sale of investment properties	(3,142)	(955)	(3,864)		(1,510)
(Gain) loss from change in control of investment properties	(64)	—	(1,108)		1,400
Income tax (benefit) expense of taxable REIT subsidiaries	(1,999)	522	(6,346)		(632)
Interest expense	8,488	9,133	35,680		41,579
Interest expense associated with discontinued operations	—	—	—		89
Interest expense associated with unconsolidated joint ventures	3,024	2,511	11,596		8,865
Depreciation and amortization	12,479	11,889	55,036		49,477
Depreciation and amortization associated with discontinued operations	29	210	483		1,083
Depreciation and amortization associated with unconsolidated joint ventures	6,243	4,260	24,266		14,653
EBITDA	35,493	29,422	133,502		107,820
Provision for asset impairment	243	2,841	722		5,223
Provision for asset impairment included in equity in earnings (loss) of unconsolidated joint ventures	—	—	—		7,824
Other non-cash adjustments	52	98	348		940
EBITDA, adjusted	$35,788	32,361	134,572		121,807
Total Interest Expense	$11,512	11,644	47,276	—	50,533
EBITDA: Interest Expense Coverage Ratio	3.1	2.5	2.8		2.1
EBITDA: Interest Expense Coverage Ratio, adjusted	3.1	2.8	2.8		2.4

Same Store Net Operating Income Analysis

The following schedule presents same store net operating income, for our consolidated portfolio, which is the net operating income of properties owned in both the three and twelve months ended December 31, 2012 and 2011, along with other investment properties' net operating income. Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three and twelve months ended December 31, 2012 and 2011. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Consolidated	Three months ended December 31, 2012	Three months ended December 31, 2011		Twelve months ended December 31, 2012	Twelve months ended December 31, 2011
Rental income and tenant recoveries:
"Same store" investment properties, 94 properties
Rental income	$25,436	24,715	2.9%	99,988	97,544	2.5%
Tenant recovery income	8,109	5,427	49.4%	33,991	32,437	4.8%
Other property income	482	515	-6.4%	2,228	1,857	20.0%
"Other investment properties”
Rental income	2,817	3,126		13,291	17,489
Tenant recovery income	825	657		3,030	6,528
Other property income	51	24		181	83
Total rental and additional rental income	$37,720	34,464		152,709	155,938
Property operating expenses:
"Same store" investment properties, 94 properties
Property operating expenses	$4,203	4,177	0.6%	17,783	20,283	-12.3%
Real estate tax expense	6,693	3,146	112.7%	27,187	23,157	17.4%
"Other investment properties"
Property operating expenses	380	400		1,873	3,081
Real estate tax expense	338	210		2,085	4,812
Total property operating expenses	$11,614	7,933		48,928	51,333
Property net operating income
"Same store" investment properties	23,131	23,334	-0.9%	91,237	88,398	3.2%
"Other investment properties"	2,975	3,197		12,544	16,207
Total property net operating income	$26,106	26,531		103,781	104,605
Other income:
Straight-line rents	$290	253		839	1,526
Amortization of lease intangibles	(4)	41		539	350
Other income	779	257		3,633	2,438
Fee income from unconsolidated joint ventures	2,203	1,787		5,757	6,027
Gain (loss) from change in control of investment properties	64	—		1,108	(1,400)
Loss on sale of investment properties	—	—		(23)	—
Gain on sale of joint venture interest	591	453		766	1,366
Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	1,999	(522)		6,346	632
Bad debt expense	(446)	(541)		(2,959)	(3,975)
Depreciation and amortization	(12,479)	(11,889)		(55,036)	(49,477)
General and administrative expenses	(4,284)	(3,846)		(17,552)	(14,656)
Interest expense	(8,487)	(9,133)		(35,680)	(41,579)
Provision for asset impairment	—	—		—	(5,223)
Equity in earnings (loss) of unconsolidated joint ventures	1,244	196		2,875	(8,124)
Income (loss) from continuing operations	7,576	3,587		14,394	(7,490)
Income (loss) from discontinued operations	2,895	(1,716)		3,298	436
Net income (loss)	10,471	1,871,000		17,692	(7,054)
Less: Net (income) loss attributable to the noncontrolling interest	(36)	(19)		67	(130)
Net income (loss) attributable to Inland Real Estate Corporation	10,435	1,852		17,759	(7,184)
Dividends on preferred shares	(2,247)	(948)		(7,910)	(948)
Net income (loss) attributable to common stockholders	$8,188	904		9,849	(8,132)

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012 (unaudited)
(In thousands except per share and square footage data)

The following schedules present our pro-rata consolidated financial statements as of and for the three months and year ended December 31, 2012, reconciled to our U.S. GAAP financial statements. These financial statements are considered non-GAAP because they include financial information related to unconsolidated joint ventures accounted for under the equity method of accounting. We provide these statements to include the pro rata amounts of all properties under management in order to better compare our overall performance and operating metrics to those of other REITs in our peer group.

Balance Sheets (unaudited) - Pro-rata Consolidation

	Consolidated Balance Sheets	Noncontrolling Interest	IN Retail Fund LLC (NYSTRS)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Balance Sheets
Assets:
Investment properties:
Land	$313,261	(535)	43,785	75,413	1,602	2,520	436,046
Construction in progress	20,837	(2)	—	2,119	16,052	—	39,006
Building and improvements	957,794	(1,508)	116,818	183,575	5,271	7,875	1,269,825
	1,291,892	(2,045)	160,603	261,107	22,925	10,395	1,744,877
Less accumulated depreciation	329,997	(747)	32,089	7,717	358	224	369,638
Net investment properties	961,895	(1,298)	128,514	253,390	22,567	10,171	1,375,239
Cash and cash equivalents	18,505	(2,119)	3,482	6,776	3	22	26,669
Investment in securities	8,711	—	—	—	—	—	8,711
Accounts receivable, net	25,076	(46)	5,460	4,190	52	21	34,753
Mortgages receivable	12,955	—	—	—	—	—	12,955
Investment in and advances to unconsolidated joint ventures	129,196	—	(18,007)	(91,438)	(13,595)	(4,662)	1,494
Acquired lease intangibles, net	41,692	—	3,680	43,352	—	1,607	90,331
Deferred costs, net	19,436	(23)	2,075	2,029	30	88	23,635
Other assets	25,939	(3)	1,866	1,511	92	826	30,231
Total assets	$1,243,405	(3,489)	127,070	219,810	9,149	8,073	1,604,018
Liabilities:
Accounts payable and accrued expenses	$36,918	(35)	6,887	6,227	1,832	68	51,897
Acquired below market lease intangibles, net	12,976	—	1,734	15,988	—	786	31,484
Distributions payable	4,606	—	—	—	—	—	4,606
Mortgages payable	412,361	(739)	86,786	135,328	7,433	6,394	647,563
Unsecured credit facilities	305,000	—	—	—	—	—	305,000
Convertible notes	28,327	—	—	—	—	—	28,327
Other liabilities	33,014	(16)	1,930	3,262	1,668	226	40,084
Total liabilities	833,202	(790)	97,337	160,805	10,933	7,474	1,108,961
Stockholders’ Equity:
Preferred stock	110,000	—	—	—	—	—	110,000
Common stock	894	—	—	—	—	—	894
Additional paid-in capital	784,139	—	—	119	—	—	784,258
Accumulated distributions in excess of net income	(476,185)	(4,368)	29,733	58,886	(1,784)	599	(393,119)
Accumulated comprehensive loss	(9,269)	—	—	—	—	—	(9,269)
Total stockholders’ equity	409,579	(4,368)	29,733	59,005	(1,784)	599	492,764
Noncontrolling interest	624	1,669	—	—	—	—	2,293
Total equity	410,203	(2,699)	29,733	59,005	(1,784)	599	495,057
Total liabilities and equity	$1,243,405	(3,489)	127,070	219,810	9,149	8,073	1,604,018

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended December 31, 2012
(In thousands except per share and square footage data)

Statements of Operations (unaudited) - Pro-rata Consolidation

	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues
Rental income	$28,539	3,730	5,977	21	648	38,915
Tenant recoveries	8,934	1,636	2,793	8	13	13,384
Other property income	533	12	35	1	—	581
Fee income from unconsolidated joint ventures	2,203	—	—	—	—	2,203
Total revenues	40,209	5,378	8,805	30	661	55,083
Expenses:
Property operating expenses	5,029	654	1,186	40	27	6,936
Real estate tax expense	7,031	1,437	1,854	33	11	10,366
Depreciation and amortization	12,479	2,113	3,872	9	249	18,722
General and administrative expenses	4,284	15	216	—	—	4,515
Total expenses	28,823	4,219	7,128	82	287	40,539
Operating income	11,386	1,159	1,677	(52)	374	14,544
Other income	779	7	2	61	—	849
Gain on sale of investment properties	64	—	—	—	—	64
Gain on sale of joint venture interest	591	—	—	—	—	591
Interest expense	(8,487)	(1,217)	(1,447)	(112)	(248)	(11,511)
Income (loss) before income tax benefit of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	4,333	(51)	232	(103)	126	4,537
Income tax expense of taxable REIT subsidiaries	1,999	—	—	—		1,999
Equity in earnings (loss) of unconsolidated joint ventures	1,244	51	(232)	103	(126)	1,040
Income from continuing operations	7,576	—	—	—	—	7,576
Income from discontinued operations	2,895	—	—	—	—	2,895
Net income	10,471	—	—	—	—	10,471
Less: Net income attributable to the noncontrolling interest	(36)	—	—	—	—	(36)
Net income attributable to Inland Real Estate Corporation	10,435	—	—	—	—	10,435
Dividends on preferred shares	(2,247)	—	—	—	—	(2,247)
Net income attributable to common stockholders	$8,188	—	—	—	—	8,188

Inland Real Estate Corporation
Supplemental Financial Information
For the twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Statements of Operations (unaudited) - Pro-rata Consolidation

	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues
Rental income	$114,657	15,071	21,797	120	1,139	152,784
Tenant recoveries	37,021	6,483	9,459	40	16	53,019
Other property income	2,409	263	104	6	—	2,782
Fee income from unconsolidated joint ventures	5,757	—	—	—	—	5,757
Total revenues	159,844	21,817	31,360	166	1,155	214,342
Expenses:
Property operating expenses	22,615	2,668	3,980	184	45	29,492
Real estate tax expense	29,272	5,436	6,543	4	13	41,268
Depreciation and amortization	55,036	7,459	16,282	86	439	79,302
General and administrative expenses	17,552	59	518	6	—	18,135
Total expenses	124,475	15,622	27,323	280	497	168,197
Operating income	35,369	6,195	4,037	(114)	658	46,145
Other income (expense)	3,633	413	10	(236)	—	3,820
Loss on sale of investment properties	(23)	—	—	—	—	(23)
Gain from change in control of investment properties	1,108	—	—	—	—	1,108
Gain on sale of joint venture interest	766	—	—	—	—	766
Interest expense	(35,680)	(4,964)	(5,340)	(859)	(433)	(47,276)
Income (loss) before income tax benefit of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	5,173	1,644	(1,293)	(1,209)	225	4,540
Income tax benefit of taxable REIT subsidiaries	6,346	—	—	—		6,346
Equity in earnings (loss) of unconsolidated joint ventures	2,875	(1,644)	1,293	1,209	(225)	3,508
Income from continuing operations	14,394	—	—	—	—	14,394
Income from discontinued operations	3,298	—	—	—	—	3,298
Net income	17,692	—	—	—	—	17,692
Less: Net loss attributable to the noncontrolling interest	67	—	—	—	—	67
Net income attributable to Inland Real Estate Corporation	17,759	—	—	—	—	17,759
Dividends on preferred shares	(7,910)	—	—	—	—	(7,910)
Net income attributable to common stockholders	$9,849	—	—	—	—	9,849

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Financial Highlights - unaudited (1)	Three months ended December 31, 2012	Three months ended December 31, 2011	Twelve months ended December 31, 2012	Twelve months ended December 31, 2011

Net income (loss) attributable to common stockholders (1)	$8,188	904	9,849	(8,132)
Gain on sale of investment properties	(3,142)	(955)	(3,864)	(1,510)
Gain (loss) from change in control of investment properties	(64)	—	(1,108)	1,400
Impairment of depreciable operating property	243	2,841	722	2,841
Equity in depreciation and amortization of unconsolidated joint ventures	6,243	4,260	24,266	14,653
Amortization on in-place lease intangibles	1,851	1,293	8,777	6,540
Amortization on leasing commissions	389	372	1,747	1,423
Depreciation, net of noncontrolling interest	10,252	10,399	44,935	42,415
Funds From Operations attributable to common stockholders	23,960	19,114	85,324	59,630
Impairment loss, net of taxes:
Provision for asset impairment	—	—	—	5,223
Provision for asset impairment included in equity in earnings (loss) of unconsolidated joint ventures	—	—	—	7,824
Other non-cash adjustments	52	98	348	940
Provision for income taxes:
Income tax adjustments	(2,657)	—	(7,468)	(1,368)
Funds From Operations attributable to common stockholders, adjusted	$21,355	19,212	78,204	72,249
Net income (loss) attributable to common stockholders per weighted average common share - basic and diluted	$0.09	0.01	0.11	(0.09)
Funds From Operations attributable to common stockholders, per weighted average commons share - basic and diluted	$0.27	0.21	0.96	0.67
Funds From Operations attributable to common stockholders, adjusted, per weighted average commons share - basic and diluted	$0.24	0.22	0.88	0.82

Distributions Declared, common stock	$12,730	12,678	50,833	50,589
Distributions Per Common Share	$0.14	0.14	0.57	0.57
Distributions / Funds From Operations Payout Ratio, adjusted	59.61%	65.99%	65.00%	70.02%
Weighted Average Commons Shares Outstanding, diluted	89,316	88,954	89,161	88,633

	Three months ended December 31, 2012	Three months ended December 31, 2011	Twelve months ended December 31, 2012	Twelve months ended December 31, 2011
Additional Information
Straight-line rents	$290	253	839	1,526
Amortization of lease intangibles	(4)	41	539	350
Amortization of deferred financing fees	652	861	3,040	3,664
Stock based compensation expense	210	96	643	397
Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$1,130	2,353	8,734	8,277
Redevelopment / Construction	174	655	1,560	4,425
Non-maintenance / revenue generating cap ex
Tenant improvements	3,649	6,416	11,632	30,364
Leasing commissions	895	828	3,413	4,409

(1)	See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

General and Administrative Expenses	Three months ended December 31, 2012	Three months ended December 31, 2011	Twelve months ended December 31, 2012	Twelve months ended December 31, 2011
General and Administrative Expenses (G&A)	$4,284	3,846	17,552	14,656
Total revenues of assets under management (1)	78,514	65,830	302,665	268,006
Total assets under management (1)	—	—	2,599,266	2,346,635

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	5.5%	5.8%	5.8%	5.5%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.7%	0.7%	0.7%	0.6%

Same Store Net Operating Income ("NOI") (Cash Basis) (2)	Three months ended December 31, 2012	Three months ended December 31, 2011	% Change	Twelve months ended December 31, 2012	Twelve months ended December 31, 2011	% Change

Consolidated Portfolio (94 properties)
Same Store NOI	$23,131	23,334	-0.9%	91,237	88,398	3.2%
Same Store NOI excluding lease termination income	$23,131	23,334	-0.9%	90,877	88,361	2.9%

Unconsolidated Portfolio (at 100%) (19 properties)
Same Store NOI	$8,364	8,138	2.8%	33,332	32,641	2.1%
Same Store NOI excluding lease termination income	$8,364	8,138	2.8%	33,329	32,641	2.1%

Total Portfolio (including our pro rata share of unconsolidated NOI) (113 properties)
Same Store NOI	$27,414	27,489	-0.3%	108,279	105,066	3.1%
Same Store NOI excluding lease termination income	$27,414	27,489	-0.3%	107,918	105,029	2.3%

(1)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(2)
Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses. A reconciliation of same store net operating income to net loss attributable to common stockholders is provided on page 35 of this supplemental financial information.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

Consolidated Occupancy (1)	As of December 31, 2012	As of September 30, 2012	As of December 31, 2011
Leased Occupancy (2)	92.1%	90.8%	92.0%
Financial Occupancy (3)	89.9%	88.4%	89.3%
Same Store Financial Occupancy	89.4%	90.2%	89.4%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	97.1%	97.1%	95.8%
Financial Occupancy (3)	94.2%	94.4%	94.5%
Same Store Financial Occupancy	95.0%	94.9%	94.7%

Total Occupancy (1)
Leased Occupancy (2)	94.0%	93.1%	93.2%
Financial Occupancy (3)	91.6%	90.6%	90.9%
Same Store Financial Occupancy	90.8%	91.3%	90.7%
Financial Occupancy excluding properties held through the joint venture with IPCC (5)	91.3%	90.4%	90.9%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (5)	96.2%	95.3%	95.6%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (5)	88.3%	87.7%	87.2%

Capitalization	As of December 31, 2012	As of December 31, 2011
Total Common Shares Outstanding	$89,366	88,992
Closing Price Per Share	8.38	7.61
Equity Market Capitalization Common Shares	748,887	677,229
Preferred Stock (at face value)	110,000	50,000
Total Debt (6)	982,517	921,036
Total Market Capitalization	$1,841,404	1,648,265
Debt to Total Market Capitalization	53.4%	55.9%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$356,361	36.27%	5.27%	4.8
Unconsolidated (pro rata)	228,508	23.26%	5.10%	6.8
Unsecured convertible notes	29,215	2.97%	5.00%	1.8
Total Fixed Rate Debt	614,084	62.50%	5.20%	5.4
Variable Rate Debt:
Consolidated	56,000	5.70%	2.20%	2.6
Unconsolidated (pro rata)	7,433	0.76%	4.76%	1.2
Unsecured line of credit facility	80,000	8.14%	2.20%	3.7
Unsecured term loan	175,000	17.81%	2.20%	4.7
Unsecured term loan	50,000	5.09%	3.50%	5.9
Total Variable Rate Debt	368,433	37.50%	2.43%	3.9
Total	$982,517	100.00%	4.16%	4.8

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities (2)		Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2013	$1,610	105,048	(3)	—		106,658	20,938	127,596
2014	1,370	52,012		29,215	(4)(5)	82,597	8,064	90,661
2015	1,012	19,270		—		20,282	14,190	34,472
2016	958	35,000		80,000		115,958	4,000	119,958
2017	921	44,895		175,000		220,816	15,342	236,158
2018	—	—		50,000		50,000	6,874	56,874
2019	—	—		—		—	44,913	44,913
2020	—	70,300		—		70,300	—	70,300
2021	—	—		—		—	46,270	46,270
2022	—	65,225		—		65,225	75,350	140,575
2023	—	14,740		—		14,740	—	14,740
Total	$5,871	406,490		334,215		746,576	235,941	982,517

(1)	Interest rates are as of December 31, 2012 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured convertible notes, line of credit facility and term loans.

(3)
Included in the debt maturing in 2013 is approximately $90,247 related to our Algonquin Commons properties. Although the loans do not mature until November 2014, we have included them in 2013 because the lender has accelerated the due date in connection with their decision to initiate foreclosure proceedings.

(4)	Total convertible notes reflect the total principal amount outstanding. The consolidated balance sheet is presented including the remaining unamortized discount of $888.

(5)
The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Consolidated Debt

Fixed rate debt
Servicer	Property Name	Interest Rate at December 31, 2012	Maturity Date	Balance at December 31, 2012
Wachovia (1) (2)	The Exchange at Algonquin	5.24%	01/2013	$18,645
Wachovia (1) (2)	Algonquin Commons	5.45%	01/2013	71,602
Principal Capital	Big Lake Town Square	5.05%	01/2014	6,250
Principal Capital	Park Square	5.05%	01/2014	10,000
Principal Capital	Iroquois Center	5.05%	04/2014	8,750
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	16,253
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,297
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,484
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,749
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,493
TCF Bank (1)	Cub Foods	6.50%	04/2015	3,861
TCF Bank (1)	PetSmart	6.50%	04/2015	2,140
TCF Bank (1)	Roundy’s	6.50%	04/2015	4,199
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,760
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,363
Metlife Insurance Company (1)	The Shops at Orchard Place	5.05%	12/2017	24,250
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Wachovia	Bradley Commons	5.40%	01/2022	14,330
Midland Loan Services	Dunkirk Square	4.35%	09/2022	4,050
Midland Loan Services	Park Place Plaza	4.35%	09/2022	6,500
Midland Loan Services	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services (1)	BJ's Wholesale Club	4.25%	12/2022	8,800
First Commonwealth Bank (1)	Dick's Sporting Goods	4.39%	12/2022	9,545
Midland Loan Services (1)	Walgreens	4.15%	01/2023	2,269
Midland Loan Services (1)	Walgreens	4.15%	01/2023	3,647
Midland Loan Services (1)	Walgreens	4.15%	01/2023	1,987
Midland Loan Services (1)	Walgreens	4.15%	01/2023	3,687
Midland Loan Services (1)	Walgreens	4.15%	01/2023	3,150
Total/Weighted Average Fixed Rate Secured		5.27%		356,361
Unsecured Convertible Notes (3)		5.00%	11/2014	29,215
Total/Weighted Average Fixed Rate		5.25%		$385,576

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Variable rate debt
Servicer	Property Name	Interest Rate at December 31, 2012	Maturity Date	Balance at December 31, 2012
Bank of America	Orchard Crossing	3.21%	08/2013	$14,800
Bank of America	Skokie Fashion Square	0.50%	12/2014	6,200
Bank of America	North Aurora Towne Center	2.08%	06/2016	2,163
Bank of America	Edinburgh Festival	2.08%	06/2016	4,063
Bank of America	CarMax	2.08%	06/2016	9,830
Bank of America	Cliff Lake	2.08%	06/2016	4,439
Bank of America	Burnsville Crossing	2.08%	06/2016	4,675
Bank of America	Food 4 Less	2.08%	06/2016	2,665
Bank of America	Shingle Creek Center	2.08%	06/2016	1,485
Bank of America	Bohl Farm Marketplace	2.08%	06/2016	5,680
Total/Weighted Average Variable Rate Secured		2.20%		56,000
Unsecured
Line of Credit Facility		2.20%	08/2016	80,000
Term Loan		2.20%	08/2017	175,000
Term Loan		3.50%	11/2018	50,000
Total/Weighted Average Variable Rate		2.38%		361,000
Total/Weighted Average Consolidated Debt		3.86%		$746,576

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
Included in the debt maturing in 2013 is approximately $90,247 related to our Algonquin Commons properties. Although the loans do not mature until November 2014, we have included them in 2013 because the lender has accelerated the due date in connection with their decision to initiate foreclosure proceedings.

(3)	Total convertible notes reflect the total principal amount outstanding. The consolidated balance sheet is presented including the remaining unamortized discount of $888.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Unconsolidated Debt Schedule

Fixed rate debt
Servicer	Property Name	Interest Rate at December 31, 2012	Maturity Date	Balance at December 31, 2012	IRC Share of Debt (2)

Venture with NYSTRS
Wachovia Securities (1)	Maple View	5.58%	04/2013	$11,449	5,724
Wachovia Securities (1)	Maple View / Regal Showplace	5.66%	04/2013	2,430	1,215
Wachovia Securities (1)	Regal Showplace	5.93%	04/2013	6,989	3,495
Principal Capital (1)	Ravinia Plaza	6.08%	10/2013	10,732	5,366
TCF Bank (1)	Marketplace at Six Corners	6.50%	09/2014	11,538	5,769
John Hancock Life Ins.	Thatcher Woods	5.83%	02/2015	13,500	6,750
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500	4,250
Principal Capital	The Shoppes at Mill Creek	5.00%	05/2016	8,000	4,000
Prudential Insurance	Randall Square	4.00%	01/2019	16,500	8,250
Berkadia Commercial Mortgage	Woodfield Commons	4.75%	06/2019	17,500	8,750
Berkadia Commercial Mortgage	Cobbler Crossing	4.60%	07/2019	6,350	3,175
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,280	21,140
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,804	8,902
Total/Weighted Average		5.30%		$173,572	86,786

Venture with PGGM
Principal Capital	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
John Hancock Life Ins.	The Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,319	6,775
John Hancock Life Ins. (1)	Four Flaggs	7.65%	01/2018	12,498	6,874
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	21,164	11,640
Midland Loan Services	The Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,918
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wachovia Securities	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wachovia Securities	Westgate	4.94%	03/2022	42,293	23,261
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Total / Weighted Average		4.99%		$246,052	135,328

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Unconsolidated Debt Schedule (continued)

Fixed rate debt (continued)
Servicer	Property Name	Interest Rate at December 31, 2012	Maturity Date	Balance at December 31, 2012	IRC Share of Debt (2)

Venture with IPCC
Parkway Bank & Trust	Pick 'N Save	5.25%	04/2017	$5,850	702
Wachovia Securities	CVS/Walgreens Portfolio (3)	4.90%	04/2022	13,035	2,476
Centerline Capital Group (1)	Mt. Pleasant Shopping Center	4.70%	07/2022	12,862	3,216
Total / Weighted Average		4.88%		31,747	6,394
Total/Weighted Average Fixed Rate		5.10%		451,371	228,508

Variable rate debt

Venture with Pine Tree
PNC Bank	Lantern Commons	4.21%	12/2013	6,045	5,138
Inland Boise, LLC	Southshore Shopping Center	6.00%	10/2014	2,700	2,295
Total/Weighted Average Variable Rate		4.76%		8,745	7,433
Total/Weighted Average Unconsolidated Debt		5.09%		$460,116	235,941

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property

(3)	This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee's Summit, Missouri and McPherson, Kansas.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Safeway (Dominick's Finer Foods-5)	5	$4,496	4.13%	347,393	3.72%
Roundy's (Rainbow-3, Pick 'N Save-1, Super Pick 'N Save 1)	5	4,239	3.89%	353,055	3.78%
Carmax	2	4,021	3.69%	187,851	2.01%
Best Buy	5	3,003	2.76%	213,757	2.29%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,682	2.46%	214,528	2.30%
Supervalu, Inc. (Jewel-3, Cub Foods-2)	5	2,639	2.43%	306,991	3.29%
TJX Companies, Inc. (TJ Maxx-5, Marshall's-4)	9	2,426	2.23%	293,577	3.14%
PetSmart	7	2,244	2.06%	170,308	1.82%
Walgreens	7	1,912	1.76%	93,941	1.01%
Ascena Retail Group (Justice-2, Dress Barn-6, Maurice's-6, Lane Bryant-5, Fashion Bug-1, Catherine's-2)	22	1,907	1.75%	130,882	1.40%
Kroger (Food 4 Less-2)	2	1,724	1.58%	143,698	1.54%
Dollar Tree (Dollar Tree-15, Deal$-1)	16	1,561	1.43%	168,105	1.80%
Gordmans	3	1,534	1.41%	148,642	1.59%
Staples	5	1,431	1.31%	112,428	1.20%
Bed Bath and Beyond (Bed, Bath & Beyond-3, Buy Buy Baby-1, World Market-1)	5	1,384	1.27%	135,062	1.45%
Ulta	6	1,374	1.26%	67,905	0.73%
Retail Ventures, Inc. (DSW Warehouse-3)	3	1,327	1.22%	70,916	0.76%
Ross Dress For Less	6	1,302	1.20%	175,973	1.89%
The Sports Authority	2	1,260	1.16%	92,306	0.99%
Michael's	5	1,257	1.16%	111,958	1.20%
JoAnn Stores	6	1,237	1.14%	131,957	1.41%
L.A. Fitness	2	1,158	1.06%	88,803	0.95%
OfficeMax	4	1,127	1.04%	88,445	0.95%
The Gap (Old Navy-5, The Gap-1, The Gap Factory-1)	7	1,116	1.03%	95,065	1.02%
Total		$48,361	44.43%	3,943,546	42.24%
Significant Retail Tenants (Unconsolidated) (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Jewel-8, Cub Foods-7)	15	$11,039	14.04%	955,849	16.31%
Roundy's (Rainbow-2, Pick 'N Save-3, Metro Market-1)	6	5,014	6.38%	381,623	6.51%
TJX Companies, Inc. (TJ Maxx-1, Marshall's-7, Home Goods-1)	9	3,463	4.40%	277,720	4.74%
Best Buy	2	2,220	2.82%	75,001	1.28%
Bed Bath and Beyond (Bed, Bath & Beyond-4, Buy Buy Baby-2)	6	2,107	2.68%	209,482	3.57%
Walgreens	5	1,614	2.05%	71,602	1.22%
Safeway (Dominick's Finer Foods-2)	2	1,600	2.03%	133,294	2.27%
Michael's	4	1,421	1.81%	96,123	1.64%
Home Depot	1	1,243	1.58%	113,000	1.93%
Regal Cinemas	1	1,210	1.54%	73,000	1.25%
CVS	3	1,177	1.50%	39,479	0.67%
REI (Recreational Equipment Inc.)	1	1,073	1.36%	25,550	0.44%
Retail Ventures, Inc. (DSW Warehouse-2)	2	1,034	1.32%	48,599	0.83%
Hobby Lobby	1	1,015	1.29%	56,390	0.96%
Dick's Sporting Goods (Dick's Sporting Goods-1)	1	1,000	1.27%	100,000	1.71%
The Gap (Old Navy-4)	4	918	1.17%	67,923	1.16%
PetSmart	3	907	1.15%	72,649	1.24%
Kroger (Food 4 Less-2)	2	904	1.15%	120,411	2.05%
Kohl's	1	878	1.12%	83,000	1.42%
Total		$39,837	50.66%	3,000,695	51.20%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Jewel-11, Cub Foods-9)	20	$13,678	7.30%	1,262,840	8.31%
Roundy's (Rainbow-5, Pick 'N Save-4, Super Pick 'N Save-1, Metro Market-1)	11	9,252	4.94%	734,678	4.83%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.25%	480,687	3.16%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-11, Home Goods-1)	18	5,889	3.14%	571,297	3.76%
Best Buy	7	5,224	2.79%	288,758	1.9%
Carmax	2	4,021	2.14%	187,851	1.24%
Dick's Sporting Goods (Dick's Sporting Goods-4, Golf Galaxy-1)	5	3,682	1.96%	314,528	2.07%
Walgreens	12	3,526	1.88%	165,543	1.09%
Bed Bath & Beyond (Bed, Bath & Beyond-7, Buy Buy Baby-3, World Market-1)	11	3,490	1.86%	344,544	2.27%
PetSmart	10	3,151	1.68%	242,957	1.6%
Michael's	9	2,678	1.43%	208,081	1.37%
Kroger (Food 4 Less-4)	4	2,628	1.40%	264,109	1.74%
Ascena Retail Group (Justice-5, Dress Barn-7, Maurice's-6, Lane Bryant-6, Fashion Bug-1, Catherine's-2)	27	2,558	1.36%	161,482	1.06%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.26%	119,515	0.79%
The Gap (Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,035	1.09%	162,988	1.07%
Dollar Tree (Dollar Tree-19, Deal$-1)	20	1,979	1.06%	204,773	1.35%
The Sports Authority	3	1,899	1.01%	134,869	0.89%
Total		$74,147	39.55%	5,849,500	38.50%

Significant Retail Tenants (Total excluding properties held through the joint venture with IPCC) (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Supervalu, Inc. (Jewel-11, Cub Foods-9)	20	$13,678	7.70%	1,262,840	8.59%
Roundy's (Rainbow-5, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1)	9	7,132	4.01%	602,107	4.10%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.43%	480,687	3.27%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-11, Home Goods-1)	18	5,889	3.31%	571,297	3.89%
Best Buy	7	5,224	2.94%	288,758	1.96%
Carmax	2	4,021	2.26%	187,851	1.28%
Bed Bath & Beyond (Bed, Bath & Beyond-7, Buy Buy Baby-3, World Market-1)	11	3,490	1.96%	344,544	2.34%
PetSmart	10	3,151	1.77%	242,957	1.65%
Michael's	9	2,678	1.51%	208,081	1.42%
Kroger ( Food 4 Less-4)	4	2,628	1.48%	264,109	1.80%
Ascena Retail Group (Justice-5, Dress Barn-7, Maurice's-6, Lane Bryant-6, Fashion Bug-1, Catherine's-2)	27	2,558	1.44%	161,482	1.10%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.33%	119,515	0.81%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,210	1.24%	232,748	1.58%
The Gap ( Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,035	1.15%	162,988	1.11%
Dollar Tree (Dollar Tree-19, Deal$-1)	20	1,979	1.11%	204,773	1.39%
The Sports Authority	3	1,899	1.07%	134,869	0.92%
Total		$67,029	37.71%	5,469,606	37.21%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)
Due to the tenant fluctuations produced by the temporary ownership of the properties within this venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Lease Expiration Analysis
(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
M-T-M	1	10,400	0.11%	$78	0.07%	$7.50
2013	14	376,266	4.03%	3,116	2.67%	8.28
2014	19	758,584	8.13%	8,518	7.31%	11.23
2015	24	531,520	5.69%	5,745	4.93%	10.81
2016	23	484,912	5.19%	6,046	5.19%	12.47
2017	23	751,696	8.05%	9,331	8.01%	12.41
2018	9	263,441	2.82%	3,245	2.78%	12.32
2019	11	496,705	5.32%	4,917	4.22%	9.90
2020	11	312,972	3.35%	2,593	2.23%	8.29
2021	20	706,327	7.57%	10,884	9.34%	15.41
2022+	42	1,141,726	12.23%	14,162	12.15%	12.40
Vacant (4)	—	380,755	4.09%	—	—	—
TOTAL/WEIGHTED AVERAGE	197	6,215,304	66.58%	$68,635	58.90%	$11.76

ALL NON-ANCHOR LEASES (1)
M-T-M	24	46,086	0.49%	$624	0.54%	$13.54
2013	120	308,028	3.30%	5,157	4.43%	16.74
2014	127	349,648	3.75%	5,976	5.13%	17.09
2015	146	389,614	4.17%	7,700	6.61%	19.76
2016	131	361,022	3.87%	6,413	5.50%	17.76
2017	124	346,931	3.72%	6,148	5.28%	17.72
2018	80	213,996	2.29%	4,300	3.69%	20.09
2019	24	97,060	1.04%	1,848	1.59%	19.04
2020	24	105,351	1.13%	1,997	1.71%	18.96
2021	30	119,950	1.28%	2,431	2.09%	20.27
2022+	83	361,806	3.88%	5,304	4.53%	14.66
Vacant (4)	—	420,280	4.50%	—	—	—
TOTAL/WEIGHTED AVERAGE	913	3,119,772	33.42%	$47,898	41.10%	$17.74

ALL LEASES
M-T-M	25	56,486	0.60%	$702	0.61%	12.43
2013	134	684,294	7.33%	8,273	7.10%	12.09
2014	146	1,108,232	11.88%	14,494	12.44%	13.08
2015	170	921,134	9.86%	13,445	11.54%	14.60
2016	154	845,934	9.06%	12,459	10.69%	14.73
2017	147	1,098,627	11.77%	15,479	13.29%	14.09
2018	89	477,437	5.11%	7,545	6.47%	15.80
2019	35	593,765	6.36%	6,765	5.81%	11.39
2020	35	418,323	4.48%	4,590	3.94%	10.97
2021	50	826,277	8.85%	13,315	11.43%	16.11
2022+	125	1,503,532	16.11%	19,466	16.68%	12.95
Vacant (4)	—	801,035	8.59%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,110	9,335,076	100.00%	$116,533	100.00%	$13.66

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Lease Expiration Analysis
(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.19%	$13	0.02%	$1.17
2013	8	186,609	3.18%	2,058	2.57%	11.03
2014	14	337,882	5.77%	3,911	4.88%	11.58
2015	8	204,084	3.48%	2,405	3.00%	11.78
2016	10	394,416	6.73%	4,154	5.18%	10.53
2017	15	478,149	8.16%	6,533	8.15%	13.66
2018	13	523,350	8.93%	6,372	7.95%	12.18
2019	11	516,579	8.82%	6,959	8.68%	13.47
2020	11	406,343	6.93%	4,475	5.58%	11.01
2021	4	88,682	1.51%	1,044	1.30%	11.77
2022+	27	1,188,257	20.28%	15,104	18.84%	12.71
Vacant (5)	—	73,159	1.25%	—	—	—
TOTAL/WEIGHTED AVERAGE	122	4,408,602	75.23%	$53,028	66.15%	$12.23

ALL NON-ANCHOR LEASES (2)
M-T-M	14	26,937	0.46%	$320	0.40%	$11.88
2013	68	155,664	2.66%	3,289	4.10%	21.13
2014	65	155,467	2.65%	2,801	3.49%	18.02
2015	73	181,770	3.10%	3,651	4.56%	20.09
2016	73	192,272	3.28%	4,094	5.11%	21.29
2017	67	172,466	2.94%	3,936	4.91%	22.82
2018	50	151,028	2.58%	3,623	4.52%	23.99
2019	22	71,457	1.22%	1,573	1.96%	22.01
2020	9	25,932	0.44%	662	0.83%	25.53
2021	17	59,316	1.01%	1,415	1.77%	23.86
2022+	24	72,144	1.23%	1,761	2.20%	24.41
Vacant (5)	—	186,939	3.20%	—	—	—
TOTAL/WEIGHTED AVERAGE	482	1,451,392	24.77%	$27,125	33.85%	$21.45

ALL LEASES
M-T-M	15	38,029	0.65%	$333	0.42%	$8.76
2013	76	342,273	5.84%	5,347	6.67%	15.62
2014	79	493,349	8.42%	6,712	8.37%	13.60
2015	81	385,854	6.58%	6,056	7.56%	15.70
2016	83	586,688	10.01%	8,248	10.29%	14.06
2017	82	650,615	11.10%	10,469	13.06%	16.09
2018	63	674,378	11.51%	9,995	12.47%	14.82
2019	33	588,036	10.04%	8,532	10.64%	14.51
2020	20	432,275	7.37%	5,137	6.41%	11.88
2021	21	147,998	2.52%	2,459	3.07%	16.62
2022+	51	1,260,401	21.51%	16,865	21.04%	13.38
Vacant (5)	—	260,098	4.45%	—	—	—
TOTAL/WEIGHTED AVERAGE	604	5,859,994	100.00%	$80,153	100.00%	$14.31

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Lease Expiration Analysis
(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	2	21,492	0.14%	$91	0.05%	$4.23
2013	22	562,875	3.70%	5,174	2.63%	9.19
2014	33	1,096,466	7.22%	12,429	6.32%	11.34
2015	32	735,604	4.84%	8,150	4.14%	11.08
2016	33	879,328	5.79%	10,200	5.19%	11.60
2017	38	1,229,845	8.09%	15,864	8.07%	12.90
2018	22	786,791	5.18%	9,617	4.89%	12.22
2019	22	1,013,284	6.67%	11,876	6.04%	11.72
2020	22	719,315	4.73%	7,068	3.59%	9.83
2021	24	795,009	5.23%	11,928	6.06%	15.00
2022+	69	2,329,983	15.33%	29,266	14.88%	12.56
Vacant (5)	—	453,914	3.00%	—	—	—
TOTAL/WEIGHTED AVERAGE	319	10,623,906	69.92%	$121,663	61.86%	$11.96

ALL NON-ANCHOR LEASES (2)
M-T-M	38	73,023	0.48%	$944	0.48%	$12.93
2013	188	463,692	3.05%	8,446	4.29%	18.21
2014	192	505,115	3.32%	8,777	4.46%	17.38
2015	219	571,384	3.76%	11,351	5.77%	19.87
2016	204	553,294	3.64%	10,507	5.34%	18.99
2017	191	519,397	3.42%	10,084	5.13%	19.41
2018	130	365,024	2.40%	7,923	4.03%	21.71
2019	46	168,517	1.11%	3,421	1.74%	20.30
2020	33	131,283	0.86%	2,659	1.35%	20.25
2021	47	179,266	1.18%	3,846	1.96%	21.45
2022+	107	433,950	2.86%	7,065	3.59%	16.28
Vacant (5)	—	607,219	4.00%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,395	4,571,164	30.08%	$75,023	38.14%	$18.93

ALL LEASES
M-T-M	40	94,515	0.62%	$1,035	0.53%	$10.95
2013	210	1,026,567	6.75%	13,620	6.92%	13.27
2014	225	1,601,581	10.54%	21,206	10.78%	13.24
2015	251	1,306,988	8.60%	19,501	9.91%	14.92
2016	237	1,432,622	9.43%	20,707	10.53%	14.45
2017	229	1,749,242	11.51%	25,948	13.20%	14.83
2018	152	1,151,815	7.58%	17,540	8.92%	15.23
2019	68	1,181,801	7.78%	15,297	7.78%	12.94
2020	55	850,598	5.59%	9,727	4.94%	11.44
2021	71	974,275	6.41%	15,774	8.02%	16.19
2022+	176	2,763,933	18.19%	36,331	18.47%	13.14
Vacant (5)	—	1,061,133	7.00%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,714	15,195,070	100.00%	$196,686	100.00%	$13.92

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Leasing Activity (1)
(Consolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	7	18,036	$302	$264	$(38)	(12.6)%
per square foot			$16.74	$14.64	$(2.10)
2Q 2012	19	82,562	$1,159	$1,228	$69	6.0%
per square foot			$14.04	$14.87	$0.83
3Q 2012	10	88,166	$780	$1,233	$453	58.1%
per square foot			$8.85	$13.98	$5.13
4Q 2012	12	71,010	$818	$936	$118	14.4%
per square foot			$11.52	$13.18	$1.66
2012 Total	48	259,774	$3,059	$3,661	$602	19.7%
per square foot			$11.78	$14.09	$2.31
Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	34	85,842	$1,303	$1,408	$105	8.1%
per square foot			$15.18	$16.40	$1.22
2Q 2012	45	130,261	$2,112	$2,283	$171	8.1%
per square foot			$16.21	$17.53	$1.32
3Q 2012	39	114,639	$1,822	$1,938	$116	6.4%
per square foot			$15.89	$16.90	$1.01
4Q 2012	50	240,018	$3,135	$3,466	$331	10.6%
per square foot			$13.06	$14.44	$1.38
2012 Total	168	570,760	$8,372	$9,095	$723	8.6%
per square foot			$14.67	$15.93	$1.26
Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent
1Q 2012	12	71,330	$—	$620
per square foot			$—	$8.69
2Q 2012	14	45,819	$—	$634
per square foot			$—	$13.84
3Q 2012	14	46,295	$—	$838
per square foot			$—	$18.10
4Q 2012	13	53,050	$—	$729
per square foot			$—	$13.74
2012 Total	53	216,494	$—	$2,821
per square foot			$—	$13.03
Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Leasing Activity (1) (2)
(Unconsolidated)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	6	38,306	$477	$582	$105	22.0%
per square foot			$12.45	$15.19	$2.74
2Q 2012	4	22,495	$367	$378	$11	3.0%
per square foot			$16.31	$16.80	$0.49
3Q 2012	7	27,197	$526	$591	$65	12.4%
per square foot			$19.34	$21.73	$2.39
4Q 2012	7	33,890	$396	$411	$15	3.8%
per square foot			$11.68	$12.13	$0.45
2012 Total	24	121,888	$1,766	$1,962	$196	11.1%
per square foot			$14.49	$16.10	$1.61
Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	17	147,465	$1,930	$1,997	$67	3.5%
per square foot			$13.09	$13.54	$0.45
2Q 2012	20	79,459	$1,233	$1,336	$103	8.4%
per square foot			$15.52	$16.81	$1.29
3Q 2012	17	103,642	$1,071	$1,359	$288	26.9%
per square foot			$10.33	$13.11	$2.78
4Q 2012	14	134,179	$2,089	$1,902	$(187)	(9.0)%
per square foot			$15.57	$14.18	$(1.39)
2012 Total	68	464,745	$6,323	$6,594	$271	4.3%
per square foot			$13.61	$14.19	$0.58
Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent
1Q 2012	6	13,736	$—	$181
per square foot			$—	$13.18
2Q 2012	10	17,487	$—	$332
per square foot			$—	$18.99
3Q 2012	7	44,438	$—	$679
per square foot			$—	$15.28
4Q 2012	9	28,904	$—	$453
per square foot			$—	$15.67
2012 Total	32	104,565	$—	$1,645
per square foot			$—	$15.73
Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)	Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Leasing Activity (1) (2)
(Total)
New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	13	56,342	$779	$846	$67	8.6%
per square foot			$13.83	$15.02	$1.19
2Q 2012	23	105,057	$1,526	$1,606	$80	5.2%
per square foot			$14.52	$15.29	$0.77
3Q 2012	17	115,363	$1,306	$1,824	$518	39.7%
per square foot			$11.32	$15.81	$4.49
4Q 2012	19	104,900	$1,214	$1,347	$133	11.0%
per square foot			$11.57	$12.84	$1.27
2012 Total	72	381,662	$4,825	$5,623	$798	16.5%
per square foot			$12.64	$14.73	$2.09
Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	51	233,307	$3,233	$3,405	$172	5.3%
per square foot			$13.86	$14.59	$0.73
2Q 2012	65	209,720	$3,345	$3,619	$274	8.2%
per square foot			$15.95	$17.26	$1.31
3Q 2012	56	218,281	$2,893	$3,297	$404	14.0%
per square foot			$13.25	$15.10	$1.85
4Q 2012	64	374,197	$5,225	$5,368	$143	2.7%
per square foot			$13.96	$14.35	$0.39
2012 Total	236	1,035,505	$14,696	$15,689	$993	6.8%
per square foot			$14.19	$15.15	$0.96
Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent
1Q 2012	18	85,066	$—	$801
per square foot			$—	$9.42
2Q 2012	24	63,306	$—	$966
per square foot			$—	$15.26
3Q 2012	21	90,733	$—	$1,517
per square foot			$—	$16.72
4Q 2012	22	81,954	$—	$1,182
per square foot			$—	$14.42
2012 Total	85	321,059	$—	$4,466
per square foot			$—	$13.91
Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.
(1) Includes leasing activity on unconsolidated properties owned in joint ventures.
(2)The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended December 31, 2012
(In thousands except per share and square footage data)

4th Quarter 2012 Leasing Activity (1)
(Consolidated)

New Leases	Non- Anchors (2)	Anchors (2)	Total
Number of Leases	10	2	12
Gross Leasable Area (Sq.Ft.)	33,205	37,805	71,010
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.03	12.45	13.18

Renewals	Non- Anchors	Anchors	Total
Number of Leases	44	6	50
Gross Leasable Area (Sq.Ft.)	105,686	134,332	240,018
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.32	10.60	14.44

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total
Number of Leases	12	1	13
Gross Leasable Area (Sq.Ft.)	31,550	21,500	53,050
Base Rent/Sq.Ft. ($/Sq.Ft.)	$12.68	15.31	13.74

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total
Number of Leases	66	9	75
Gross Leasable Area (Sq.Ft.)	170,441	193,637	364,078
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.06	11.48	14.09

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended December 31, 2012
(In thousands except per share and square footage data)

4th Quarter 2012 Leasing Activity (1) (2)
(Unconsolidated)

New Leases	Non- Anchors (3)	Anchors (3)	Total
Number of Leases	6	1	7
Gross Leasable Area (Sq.Ft.)	19,456	14,434	33,890
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.89	3.04	12.13

Renewals	Non- Anchors	Anchors	Total
Number of Leases	10	4	14
Gross Leasable Area (Sq.Ft.)	17,459	116,720	134,179
Base Rent/Sq.Ft. ($/Sq.Ft.)	$26.16	12.38	14.18

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total
Number of Leases	9	—	9
Gross Leasable Area (Sq.Ft.)	28,904	—	28,904
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.67	—	15.67

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total
Number of Leases	25	5	30
Gross Leasable Area (Sq.Ft.)	65,819	131,154	196,973
Base Rent/Sq.Ft. ($/Sq.Ft.)	$19.40	11.35	14.04

(1)	Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three months ended December 31, 2012
(In thousands except per share and square footage data)

4th Quarter 2012 Leasing Activity (1) (2)
(Total)

New Leases	Non- Anchors (3)	Anchors (3)	Total
Number of Leases	16	3	19
Gross Leasable Area (Sq.Ft.)	52,661	52,239	104,900
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.83	9.85	12.84

Renewals	Non- Anchors	Anchors	Total
Number of Leases	54	10	64
Gross Leasable Area (Sq.Ft.)	123,145	251,052	374,197
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.29	11.43	14.35

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total
Number of Leases	21	1	22
Gross Leasable Area (Sq.Ft.)	60,454	21,500	81,954
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.10	15.31	14.42

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total
Number of Leases	91	14	105
Gross Leasable Area (Sq.Ft.)	236,260	324,791	561,051
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.71	11.43	14.08

(1)	Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedule presents same store net operating income, for our consolidated portfolio, which is the net operating income of properties owned in both the three and twelve months ended December 31, 2012 and 2011, along with other investment properties' net operating income. Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three and twelve months ended December 31, 2012 and 2011. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Consolidated	Three months ended December 31, 2012	Three months ended December 31, 2011		Twelve months ended December 31, 2012	Twelve months ended December 31, 2011
Rental income and tenant recoveries:
"Same store" investment properties, 94 properties
Rental income	$25,436	24,715	2.9%	99,988	97,544	2.5%
Tenant recovery income	8,109	5,427	49.4%	33,991	32,437	4.8%
Other property income	482	515	-6.4%	2,228	1,857	20.0%
"Other investment properties”
Rental income	2,817	3,126		13,291	17,489
Tenant recovery income	825	657		3,030	6,528
Other property income	51	24		181	83
Total rental and additional rental income	$37,720	34,464		152,709	155,938
Property operating expenses:
"Same store" investment properties, 94 properties
Property operating expenses	$4,203	4,177	0.6%	17,783	20,283	-12.3%
Real estate tax expense	6,693	3,146	112.7%	27,187	23,157	17.4%
"Other investment properties"
Property operating expenses	380	400		1,873	3,081
Real estate tax expense	338	210		2,085	4,812
Total property operating expenses	$11,614	7,933		48,928	51,333
Property net operating income
"Same store" investment properties	$23,131	23,334	-0.9%	91,237	88,398	3.2%
"Other investment properties"	2,975	3,197		12,544	16,207
Total property net operating income	$26,106	26,531		103,781	104,605
Other income:
Straight-line rents	$290	253		839	1,526
Amortization of lease intangibles	(4)	41		539	350
Other income	779	257		3,633	2,438
Fee income from unconsolidated joint ventures	2,203	1,787		5,757	6,027
Gain (loss) from change in control of investment properties	64	—		1,108	(1,400)
Loss on sale of investment properties	—	—		(23)	—
Gain on sale of joint venture interest	591	453		766	1,366
Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	1,999	(522)		6,346	632
Bad debt expense	(446)	(541)		(2,959)	(3,975)
Depreciation and amortization	(12,479)	(11,889)		(55,036)	(49,477)
General and administrative expenses	(4,284)	(3,846)		(17,552)	(14,656)
Interest expense	(8,487)	(9,133)		(35,680)	(41,579)
Provision for asset impairment	—	—		—	(5,223)
Equity in earnings (loss) of unconsolidated joint ventures	1,244	196		2,875	(8,124)
Income (loss) from continuing operations	7,576	3,587		14,394	(7,490)
Income (loss) from discontinued operations	2,895	(1,716)		3,298	436
Net income (loss)	10,471	1,871,000		17,692	(7,054)
Less: Net (income) loss attributable to the noncontrolling interest	(36)	(19)		67	(130)
Net income (loss) attributable to Inland Real Estate Corporation	10,435	1,852		17,759	(7,184)
Dividends on preferred shares	(2,247)	(948)		(7,910)	(948)
Net income (loss) attributable to common stockholders	$8,188	904		9,849	(8,132)

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (continued)

Unconsolidated (at 100%)	Three months ended December 31, 2012	Three months ended December 31, 2011	% Change	Twelve months ended December 31, 2012	Twelve months ended December 31, 2011	% Change
Rental income and additional income:
"Same store" investment properties, 19 properties
Rental income	$9,285	9,300	-0.2%	37,101	37,041	0.2%
Tenant recovery income	4,355	3,511	24.0%	16,651	17,400	-4.3%
Other property income	47	88	-46.6%	599	342	75.2%
"Other investment properties"
Rental income	10,113	4,848		34,389	11,508
Tenant recovery income	4,036	1,366		13,633	3,029
Other property income	42	16		129	48
Total rental income and additional income	$27,878	19,129		102,502	69,368
Property operating expenses:
"Same store" investment properties, 19 properties
Property operating expenses	$1,851	1,866	-0.8%	7,931	8,356	-5.1%
Real estate tax expense	3,472	2,895	19.9%	13,088	13,786	-5.1%
"Other investment properties"
Property operating expenses	2,650	982		8,444	2,537
Real estate tax expense	2,833	1,229		9,611	2,773
Total property operating expenses	$10,806	6,972		39,074	27,452
Property net operating income
"Same store" investment properties	$8,364	8,138	2.8%	33,332	32,641	2.1%
"Other investment properties"	8,708	4,019		30,096	9,275
Total property net operating income	$17,072	12,157		63,428	41,916
Other income:
Straight-line rents	$301	260		1,202	926
Amortization of lease intangibles	(53)	46		(354)	(278)
Other income	1,925	1,282		2,154	2,790
Other expenses:
Bad debt expense	(295)	(344)		(972)	(1,113)
Depreciation and amortization	(11,776)	(8,294)		(45,588)	(28,493)
General and administrative expenses	(692)	(872)		(2,234)	(1,785)
Interest expense	(5,688)	(4,995)		(21,920)	(17,333)
Provision for asset impairment	—	—		—	(17,387)
Net Income (loss) from continuing operations	$794	(760)		(4,284)	(20,757)

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated
02/24/12	Silver Lake Village (2)	St. Anthony	MN	159,303	$36,300	6.90%	87%	North Memorial Healthcare and Cub Foods	1991
02/24/12	Woodbury Commons (3)	Woodbury	MN	116,196	10,300	6.50%	66%	Hancock Fabrics, Schuler Shoes and Dollar Tree	1992/2004
02/29/12	Stone Creek Towne Center (2)	Cincinnati	OH	142,824	36,000	8.00%	98%	Bed, Bath & Beyond, Best Buy, and Old Navy	2008
03/06/12	Westgate (4)	Fairview Park	OH	241,838	73,405	7.60%	85%	Books-A-Million, Petco, Marshall's, and Earth Fare	2007
03/13/12	Mt. Pleasant Shopping Center (5)	Mt. Pleasant	WI	83,334	21,320	7.20%	100%	Pick 'N Save	2011
03/16/12	Pick 'N Save (5)	Sheboygan	WI	62,138	11,700	7.44%	100%	Pick 'N Save	2010
03/19/12	CVS/Walgreens Portfolio (5) (6)	(6)	(6)	40,113	17,059	6.50%	100%	(4)	2008-2009
03/27/12	CVS/Walgreens Portfolio (5) (7)	(7)	(7)	55,465	23,711	6.50%	100%	(5)	2008-2009
04/18/12	Orland Park Place Outlots II	Orland Park	IL	22,966	8,750	7.40%	100%	None	2007
06/13/12	Walgreens (5)	Milwaukee	WI	13,905	3,025	7.65%	100%	Walgreens	1999
08/15/12	Walgreens (5)	Villa Park	IL	12,154	4,863	7.51%	100%	Walgreens	1997
09/26/12	Walgreens (5)	New Bedford	MA	10,350	2,650	8.14%	100%	Walgreens	1994
10/30/12	Family Dollar (5)	Cisco	TX	8,000	939	8.50%	100%	None	2012
10/30/12	Family Dollar (5)	Lorain	OH	8,400	1,246	8.25%	100%	None	2012
11/16/12	BJ's Wholesale Club (5)	Gainesville	VA	76,267	16,000	6.48%	100%	BJ's Wholesale Club	2012
12/19/12	Dollar General (5)	Baldwin	WI	9,026	1,139	7.60%	100%	None	2011
12/19/12	Dollar General (5)	Mercer	WI	9,026	930	7.65%	100%	None	2012
12/19/12	Dollar General (5)	Nekoosa	WI	9,026	1,040	7.60%	100%	None	2012
12/19/12	Dollar General (5)	Oxford	WI	9,026	1,073	7.75%	100%	None	2012
12/19/12	Dollar General (5)	Spooner	WI	9,026	1,183	7.60%	100%	None	2012
12/19/12	Dollar General (5)	Wittenberg	WI	9,100	972	7.65%	100%	None	2012
12/20/12	Walgreens (5)	Benton Harbor	MI	14,820	4,920	6.72%	100%	Walgreens	2007
12/20/12	Walgreens (5)	El Paso	TX	15,120	4,200	7.11%	100%	Walgreens	1999
12/21/12	Dick's Sporting Goods (5)	Cranberry Township	PA	81,780	19,100	7.71%	100%	Dick's Sporting Goods	2012
12/21/12	Valparaiso Walk	Valparaiso	IN	137,500	21,900	8.00%	100%	Best Buy, Michael's Marhsall's, and Bed Bath & Beyond	2005
				1,356,703	$323,725

Inland Real Estate Corporation
Supplemental Financial Information
For the three and twelve months ended December 31, 2012
(In thousands except per share and square footage data)

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain (Loss) on Sale	Provision For Asset Impairment
04/13/12	Woodbury Commons (3)	Woodbury	MN	116,196	$10,300	$—	$—
06/07/12	Grand Traverse Crossings	Traverse City	MI	21,337	1,150	—	123
06/15/12	Riverplace Center	Noblesville	IN	74,414	4,450	—	356
08/01/12	Walgreens	Jennings	MO	15,120	2,250	349	—
10/09/12	Hartford Plaza	Naperville	IL	43,762	4,520	1,281	—
12/06/12	Butera Market	Naperville	IL	67,632	5,700	1,749	—
12/06/12	10th Street Center	Indianapolis	IN	67,541	1,800	—	243
12/11/12	Westgate (4)	Fairview Park	OH	241,838	73,312	—	—
				647,840	$103,482	$3,379	$722

(1)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(2)	This property was acquired through our joint venture with PGGM.

(3)
This property was sold to our joint venture with PGGM on April 13, 2012. In conjunction with the sale, we recorded a deferred gain of $86, which will not be recognized until the property is sold by the joint venture.

(4)
This property was sold to our joint venture with PGGM on December 11, 2012. In conjunction with the sale, we recorded a deferred gain of $2,800, which will not be recognized until the property is sold by the joint venture.

(5)	This property was acquired through our joint venture with IPCC.

(6)	This portfolio includes two CVS stores and one Walgreens store, located in Newport News, Virginia; McAllen, Texas and Dunkirk, New York

(7)	This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee's Summit, Missouri and McPherson, Kansas.

Contribution to Joint Venture with PGGM

Date	Property	City	State	GLA Sq. Ft.	Contributed Value
02/21/12	Riverdale Commons (1)	Coon Rapids	MN	175,802	$31,970
02/21/12	Home Goods (1)	Coon Rapids	MN	25,145	—
02/21/12	Michael's (1)	Coon Rapids	MN	24,240	—
02/21/12	Riverdale Commons Outlot (1)	Coon Rapids	MN	6,566	—
04/10/12	Four Flaggs (2)	Niles	IL	304,603	33,670
04/10/12	Four Flaggs Annex (2)	Niles	IL	21,425	—
				557,781	$65,640

(1)	Riverdale Commons, Home Goods, Michael's and Riverdale Commons Outlot were contributed together to the joint venture with PGGM. The contributed value of $31,970 is for the four properties.

(2)	Four Flaggs and Four Flaggs Annex were contributed together to the joint venture with PGGM. The contributed value of $33,670 is for the two properties.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers' Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment
12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50%	$(1,094)
12/03/04	IN Retail Fund, LLC	The Shoppes at Mill Creek	Palos Park	IL	102,422	50%	(1,827)
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50%	(327)
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	116,975	50%	(278)
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50%	(4,651)
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,485	50%	(1,848)
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50%	(1,433)
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50%	21
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	592,495	50%	13,068
09/01/05	IN Retail Fund, LLC	Maple View	Grayslake	IL	105,642	50%	2,652
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50%	4,115
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50%	6,818
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,341	50%	2,791
					2,269,708		$18,007

Venture with PGGM Private Real Estate Fund

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	INP Retail LP	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	55%	$2,070
07/01/10	INP Retail LP	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	1,610
07/01/10	INP Retail LP	Cub Foods	Arden Hills	MN	68,442	55%	4,312
07/01/10	INP Retail LP	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,502
08/30/10	INP Retail LP	The Point at Clark	Chicago	IL	95,455	55%	6,834
10/25/10	INP Retail LP	Diffley Marketplace	Eagan	MN	62,656	55%	3,802
01/11/11	INP Retail LP	Joffco Square	Chicago	IL	95,204	55%	5,326
03/01/11	INP Retail LP	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,821
03/08/11	INP Retail LP	The Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(442)
06/02/11	INP Retail LP	Red Top Plaza	Libertyville	IL	151,840	55%	4,415
06/02/11	INP Retail LP	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,666
09/19/11	INP Retail LP	Stuart's Crossing	St. Charles	IL	85,529	55%	(499)
09/21/11	INP Retail LP	Champlin Marketplace	Champlin	MN	88,577	55%	3,177
11/09/11	INP Retail LP	Quarry Retail	Minneapolis	MN	281,458	55%	(3,283)
11/15/11	INP Retail LP	Caton Crossings	Plainfield	IL	83,792	55%	(1,631)
11/18/11	INP Retail LP	Woodfield Plaza	Schaumburg	IL	177,160	55%	(6,344)
11/29/11	INP Retail LP	Brownstones Shopping Center	Brookfield	WI	137,816	55%	5,459
12/07/11	INP Retail LP	Elston Plaza	Chicago	IL	87,946	55%	4,902
12/15/11	INP Retail LP	Turfway Commons	Florence	KY	105,471	55%	2,887
02/21/12	INP Retail LP	Riverdale Commons	Coon Rapids	MN	231,753	55%	944
02/24/12	INP Retail LP	Silver Lake Village	St. Anthony	MN	159,303	55%	8,799
02/29/12	INP Retail LP	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	8,024
04/10/12	INP Retail LP	Four Flaggs	Niles	IL	326,028	55%	9,653
04/13/12	INP Retail LP	Woodbury Commons	Woodbury	MN	116,196	55%	6,532
12/11/12	INP Retail LP	Westgate	Fairview Park	OH	241,838	55%	17,902
					3,389,349		$91,438

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	10 Acres	40%	$2,088

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment
09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,319
12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	61 Acres	85%	6,188
					68 Acres		$11,507

Joint Venture with Inland Private Capital Corporation ("IPCC")

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment
03/16/12	IRC/IREX Venture II	Pick 'N Save	Sheboygan	WI	62,138	12%	$684
03/13/12	IRC/IREX Venture II	Mt. Pleasant Shopping Center	Mt. Pleasant	WI	83,334	25%	2,019
03/27/12	IRC/IREX Venture II	CVS/Walgreens Portfolio (1)	Various	Various	55,465	19%	1,959
					200,937		$4,662

IPCC Joint Venture Property Status

Property (1)	Location	% TIC Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the twelve months ended December 31, 2012
Pharmacy Portfolio II (2)	Various	100%	$797	$60
Pick 'N Save	Sheboygan, WI	88%	292	257
Mt. Pleasant Shopping Center	Mt. Pleasant, WI	75%	539	404
CVS/Walgreens Portfolio (3)	Various	100%	426	426
CVS/Walgreens Portfolio (4)	Various	81%	445	360
			$2,499	$1,507

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting

2)
The interests in the Pharmacy Portfolio II, which includes the six properties Walgreens, Normal IL, Walgreens, Spokane WA, Walgreens, Villa Rica GA, Walgreens, Waynesburg PA, Walgreens, Somerset MA, and Walgreens, Gallup NM, were sold together as a package.

3)	This portfolio includes two CVS stores and one Walgreens store, located in Newport News, Virginia; McAllen, Texas and Dunkirk, New York

4)	This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee's Summit, Missouri and McPherson, Kansas.

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property List

As of December 31, 2012, we owned fee simple interests in 113 investment properties, excluding unconsolidated joint ventures, comprised of 31 single-user retail properties, 42 Neighborhood Retail Centers, 13 Community Centers, 26 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Florida (1), Illinois (64), Indiana (6), Massachusetts (1), Michigan (1), Minnesota (18), Nebraska (1), Ohio (3), Pennsylvania (1), Tennessee (1), Texas (2), Virginia (1) and Wisconsin (13). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100% (3)	L.A. Fitness (3)
Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax
Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax
Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Eskape)
Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World
Dominick's Countryside, IL	62,344	12/97	1975/2001	100%	Dominick's Finer Foods
Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods
Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick's Finer Foods (sublet to Food 4 Less)
Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)
PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pick 'N Save
Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Rite Aid
Roundy's Menomonee Falls, WI	103,611	11/10	2010	100%	Super Pick 'N Save
Staples Freeport, IL	24,049	12/98	1998	100%	Staples
Verizon Joliet, IL	4,504	05/97	1995	100%	None
Single-User (IPCC Joint Venture)
BJ's Wholesale Club Gainesville, VA	76,267	11/12	2012	100%	BJ's Wholesale Club
Dick's Sporting Goods Cranberry Township, PA	81,780	12/12	2012	100%	Dick's Sporting Goods
Dollar General Baldwin, WI	9,026	12/02	2011	100%	None
Dollar General Mercer, WI	9,026	12/02	2012	100%	None
Dollar General Nekoosa, WI	9,026	12/02	2012	100%	None
Dollar General Oxford, WI	9,026	12/02	2012	100%	None
Dollar General Spooner, WI	9,026	12/02	2012	100%	None
Dollar General Wittenberg, WI	9,100	12/02	2012	100%	None
Family Dollar Cisco, TX	8,000	10/12	2012	100%	None
Family Dollar Lorain, OH	8,400	10/12	2012	100%	None

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User (IPCC Joint Venture)
Walgreens Benton Harbor, MI	14,820	12/12	2007	100%	Walgreens (4)
Walgreens El Paso, TX	15,120	12/12	1999	100%	Walgreens (4)
Walgreens Milwaukee, WI	13,905	06/12	1999	100%	Walgreens (4)
Walgreens New Bedford, MA	10,350	09/12	1994	100%	Walgreens (4)
Walgreens Villa Park, IL	12,154	08/12	1997	100%	Walgreens (4)
Neighborhood Retail Centers
22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None
Aurora Commons Aurora, IL	126,908	01/97	1988	91%	Jewel Food Stores
Berwyn Plaza Berwyn, IL	15,726	05/98	1983	100%	Deal$
Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	Coborn's Super Store
Brunswick Market Center Brunswick, OH	119,540	12/02	1997/1998	96%	Buehler's Food Markets
Cliff Lake Centre Eagan, MN	74,182	09/99	1988	84%	None
Downers Grove Market Downers Grove, IL	103,419	03/98	1998	90%	Dominick's Finer Foods
Dunkirk Square Maple Grove, MN	79,130	09/99	1998	97%	Rainbow
Eastgate Center Lombard, IL	129,101	07/98	1959/2000	79%	Schroeder's Ace Hardware
					Illinois Secretary of State
					Illinois Dept. of Employment
Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	89%	Festival Foods
Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	95%	Walgreens (4)
Gateway Square Hinsdale, IL	39,710	03/99	1985	83%	None
Golf Road Plaza Niles, IL	25,992	04/97	1982	85%	None
Grand Hunt Center Outlot Gurnee, IL	21,194	12/96	1996	100%	None
Hammond Mills Hammond, IN	7,488	12/98	1998/2011	100%	None
Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	48%	Dollar Tree
Hickory Creek Market Place Frankfort, IL	55,831	08/99	1999	70% (3)	None
Iroquois Center Naperville, IL	140,981	12/97	1983	77%	Planet Fitness
					Xilin Association
					Big Lots
Medina Marketplace Medina, OH	92,446	12/02	1956/1999/ 2010	100%	Giant Eagle, Inc.
Mundelein Plaza Mundelein, IL	16,803	03/96	1990	90%	None

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Neighborhood Retail Centers
Nantucket Square Schaumburg, IL	56,981	09/95	1980	88%	Go Play
Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	82%	Food 4 Less
					O'Reilys Auto Parts
Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	40%	None
Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	85%	None
Orland Greens Orland Park, IL	45,031	09/98	1984	93%	Dollar Tree
					Spree Look Good. Do Good
Park Square Brooklyn Park, MN	136,664	08/02	1986/1988/ 2006	99%	Rainbow
					Planet Fitness
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None
Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	Golf Galaxy
Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None
River Square Naperville, IL	58,260	06/97	1988/2000	92%	None
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza Schaumburg, IL	63,485	06/98	1994	81%	JoAnn Stores
					Party City
Shingle Creek Center Brooklyn Center, MN	39,146	09/99	1986	87%	None
Six Corners Plaza Chicago, IL	80,596	10/96	1966/2005	99%	L.A. Fitness
					Conway
St. James Crossing Westmont, IL	49,994	03/98	1990	58%	None
The Shops at Cooper's Grove Country Club Hills, IL	72,518	01/98	1991	16%	None
Townes Crossing Oswego, IL	105,989	08/02	1988	90%	Jewel Food Stores
Wauconda Crossings Wauconda, IL	90,167	08/06	1997	97% (3)	Dominick's Finer Foods (3)
					Walgreens
Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	84%	Dollar Tree
Westriver Crossings Joliet, IL	32,452	08/99	1999	72%	None
Winnetka Commons New Hope, MN	42,415	07/98	1990	87%	Walgreens (sublet to Frattalone's Hardware)
Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	93%	Jewel Food Stores
					U.S. Postal Service

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers
Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	95%	Trader Joe's
					Chuck E. Cheese
Bergen Plaza Oakdale, MN	257,952	04/98	1978	93% (3)	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	99%	Dress Barn
					Barnes & Noble
					Buy Buy Baby
Burnsville Crossing Burnsville, MN	97,210	09/99	1989/2010	93%	PetSmart
					Becker Furniture World
Chestnut Court Darien, IL	172,918	03/98	1987/2009	93% (3)	Office Depot (3)
					X-Sport Fitness
					Tuesday Morning
					JoAnn Stores
					Oakridge Hobbies & Toys
					Ross Dress for Less
Lake Park Michigan City, IN	114,867	02/98	1990	87%	Jo Ann Stores
					Hobby Lobby
					Party City
Mosaic Crossing (f/k/a Oliver Square) West Chicago, IL	77,637	01/98	1990	0%	None
Orchard Crossing Ft. Wayne, IN	130,131	04/07	2008	80%	Gordman's
					Dollar Tree
Park Center Tinley Park, IL	132,940	12/98	1988	88%	Charter Fitness
					Chuck E. Cheese
					Old Country Buffet
					Sears Outlet
Skokie Fashion Square Skokie, IL	84,857	12/97	1984/2010	96%	Ross Dress for Less
					Produce World
Skokie Fashion Square II Skokie, IL	7,151	11/04	1984/2010	100%	None
The Plaza Brookfield, WI	107,952	02/99	1985	94%	CVS
					Guitar Center
					Hooters of America
					Stan's Bootery
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	78%	Marshall's

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Baytowne Shoppes/Square Champaign, IL	118,305	02/99	1993	100%	Staples
					PetSmart
					Party City
					Citi Trends
					Ulta
Bradley Commons Bourbonnais, IL	174,348	11/11	2007/2011	95%	Shoe Carnival
					Ulta
					Bed, Bath & Beyond
					Dick's Sporting Goods
					Petco
Crystal Point Crystal Lake, IL	357,914	07/04	1976/1998/ 2012	95%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus World Market
					Ross Dress for Less
					The Fresh Market
Deertrace Kohler Kohler, WI	149,924	07/02	2000	98%	Elder Beerman
					TJ Maxx
					Dollar Tree
					Ulta
					Jo Ann Stores
Deertrace Kohler II Kohler, WI	24,292	08/04	2003/2004	100%	None
Joliet Commons Joliet, IL	158,853	10/98	1995	100%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					Party City
					Jo Ann Stores
					Buffet City
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max
Lansing Square Lansing, IL	233,508	12/96	1991	6%	None
Mankato Heights Plaza Mankato, MN	155,173	04/03	2002	89%	TJ Maxx
					Michael's
					Old Navy
					Pier 1 Imports
					Petco

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Maple Park Place Bolingbrook, IL	214,455	01/97	1992/2004	96% (3)	X-Sport Fitness
					Office Depot (3)
					The Sports Authority
					Best Buy
					Ross Dress for Less
Naper West Naperville, IL	214,109	12/97	1985/2009/ 2012	99% (3)	Barrett's Home Theater Store
					JoAnn Stores
					Sears Outlet
					Ross Dress for Less
					Dollar Tree
Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	100%	Olympic Flame
Orland Park Place Outlots II Orland Park, IL	22,966	04/12	2007	100%	None
Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	100%	Staples
					TREK Bicycle Store
					Illinois Bone and Joint
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	100%	Office Max
					PetSmart
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels
					Old Navy
					Petco
					Famous Footwear
Rivertree Court Vernon Hills, IL	308,610	07/97	1988/2011	97%	Best Buy
					Discovery Clothing
					Office Depot
					TJ Maxx
					Michaels
					Ulta
					Harlem Furniture
					Gordman's
					Old Navy
Rochester Marketplace Rochester, MN	70,213	09/03	2001/2003	100%	Staples
					PetSmart
Salem Square Countryside, IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx
					Marshall's
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	Ashley Furniture
					DSW Shoe Warehouse
					Casual Male

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None
Shakopee Valley Marketplace Shakopee, MN	146,362	12/02	2000/2001	99%	Kohl's
					Office Max
The Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001/2004	88% (3)	Michael's
The Shops at Orchard Place Skokie, IL	159,091	12/02	2000	94%	Best Buy
					DSW Shoe Warehouse
					Ulta
					Pier 1 Imports
					Petco
					Walter E Smithe
					Party City
University Crossings Mishawaka, IN	111,651	10/03	2003	98%	Marshall's
					Petco
					Dollar Tree
					Pier 1 Imports
					Ross Medical Education Center
Valparaiso Walk Valparaiso, IN	137,500	12/12	2005	100%	Best Buy
					Michael's
					Marshall's
					Bed, Bath & Beyond
Lifestyle Centers
Algonquin Commons Algonquin, IL	563,704	02/06	2004/2005	90%	PetSmart
					Office Max
					Pottery Barn
					Old Navy
					DSW Show Warehouse
					Discovery Clothing
					Dick's Sporting Goods
					Trader Joe's
					Ulta
					Charming Charlie
					Ross Dress for Less
					Gordman's
Total	9,335,076			90%

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

As of December 31, 2012, we owned fee simple interests in 44 investment properties through our unconsolidated joint ventures, comprised of 6 single user retail properties, 17 Neighborhood Retail Centers, 10 Community Centers and 11 Power Centers. These investment properties are located in the states of Idaho (1), Illinois (21), Kansas (1), Kentucky (1), Minnesota (12), Missouri (1), Ohio (2), Utah (1) and Wisconsin (4). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single User
Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods
Single User (IPCC Joint Venture)
CVS Lee's Summit, MO	13,016	03/12	2008	100%	CVS
Pick 'N Save Sheboygan, WI	62,138	03/12	2010	100%	Pick 'N Save
Walgreens McPherson, KS	13,577	03/12	2009	100%	Walgreens (4)
Walgreens Nampa, ID	14,490	03/12	2008	100%	Walgreens (4)
Walgreens St. George, UT	14,382	03/12	2009	100%	Walgreens (4)
Neighborhood Retail Centers
Byerly's Burnsville Burnsville, MN	72,339	09/99	1988	98%	Byerly's Food Store
					Erik's Bike Shop
Caton Crossings Plainfield, IL	83,792	06/03	1998	95%	Tony's Finer Foods
Champlin Marketplace Champlin, MN	88,577	09/11	1999/2005	91%	Cub Foods
Cobbler Crossing Elgin, IL	102,643	05/97	1993	93%	Jewel Food Stores
Diffley Marketplace Eagan, MN	62,656	10/10	2008	98%	Cub Foods
Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	95%	Cub Foods
Mallard Crossing Shopping Center Elk Grove Village, IL	82,929	05/97	1993	94%	Food 4 Less
Maple View Grayslake, IL	105,642	03/05	2000/2005	92%	Jewel Food Stores
Marketplace at Six Corners Chicago, IL	116,975	11/98	1997	100%	Jewel Food Stores
					Marshall's
Mt. Pleasant Shopping Center Mt. Pleasant, WI	83,334	03/12	2011	100%	Pick 'N Save
Ravinia Plaza Orland Park, IL	101,341	10/06	1990	78%	Whole Foods Market
					Pier 1 Imports
					Eva's Bridal
Red Top Plaza Libertyville, IL	151,840	06/11	1981/2008	92% (3)	Jewel Food Stores
Regal Showplace Crystal Lake, IL	96,928	03/05	1998	100%	Regal Cinemas
Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100% (3)	None
Stuart's Crossing St. Charles, IL	85,529	08/98	1999	98%	Jewel Food Stores
The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	98%	Jewel Food Stores
The Shops of Plymouth Town Center Plymouth, MN	84,003	03/99	1991	100%	The Foursome, Inc.
					Cub Foods

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Community Centers
Brownstones Shopping Center Brookfield, WI	137,816	11/11	1989/2009	94%	Metro Market
					TJ Maxx
Chatham Ridge Chicago, IL	175,991	02/00	1999	84%	Food 4 Less
					Marshall's
Elston Plaza Chicago, IL	87,946	12/11	1983/2010	90%	Jewel Food Stores
					O'Reilly Auto Parts
Four Flaggs Niles, IL	326,028	11/02	1973/1998/ 2010	100%	Jewel Food Stores
					Party City
					Marshall's
					PetSmart
					Office Depot
					Old Navy
					Global Rehabilitation
					Ashley Furniture
					Sears Outlet
					JoAnn Stores
					Shoe Carnival
Greentree Centre & Outlot Racine, WI	169,268	02/05	1990/1993	94%	Pick 'N Save
					K - Mart
Quarry Retail Minneapolis, MN	281,458	09/99	1997	94%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Party City
Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	96%	Walgreens
					Conway
					Hanging Garden Banquet
					Binny's Beverage Depot
					Dominick's Finer Foods
					Sears Outlet
Village Ten Shopping Center Coon Rapids, MN	211,472	08/03	2002	97%	Dollar Tree
					Life Time Fitness
					Cub Foods
Woodbury Commons Woodbury, MN	116,196	02/12	1992/2004/ 2012	66%	Hancock Fabrics
					Schuler Shoes
					Dollar Tree
Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	98%	Dominick's Finer Foods
					Jewish Community Center

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Joffco Square Chicago, IL	95,204	01/11	2008	83%	Bed, Bath & Beyond
					Best Buy
Orland Park Place Orland Park, IL	592,495	04/05	1980/1999	100%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Binny's Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick's Sporting Goods
					Marshall's
					Buy Buy Baby
					HH Gregg
					Ross Dress for Less
Randall Square Geneva, IL	216,485	05/99	1999	95%	Marshall's
					Bed, Bath & Beyond
					PetSmart
					Michael's
					Party City
					Old Navy
Riverdale Commons Coon Rapids, MN	231,753	09/99	1999	99%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
					Home Goods
					Michael's
Silver Lake Village St. Anthony, MN	159,303	02/12	1996/2005	87%	North Memorial Healthcare
					Cub Foods
Stone Creek Towne Center Cincinnati, OH	142,824	02/12	2008	98%	Bed, Bath & Beyond
					Best Buy
					Old Navy
The Point at Clark Chicago, IL	95,455	06/10	1996	100% (3)	DSW Shoe Warehouse
					Marshall's
					Michael's

Inland Real Estate Corporation
Supplemental Financial Information
As of December 31, 2012
(In thousands except per share and square footage data)

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Turfway Commons Florence, KY	105,471	12/11	1993/2007	94%	Babies 'R' Us
					Half Price Books
					Guitar Center
					Michael's
Westgate Fairview Park, OH	241,838	03/12	2007	85%	Books-A-Million
					Petco
					Marshall's
					Earth Fare
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973/1975/ 1997/2007/ 2012	86%	Toys R Us
					Discovery Clothing
					REI
					Hobby Lobby
Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	96%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)
					Tuesday Morning
Total	5,859,994			94%

Total/Weighted Average	15,195,070			92%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.